FIRST AMENDMENT TO TRANSACTION DOCUMENTS

This FIRST AMENDMENT TRANSACTION DOCUMENTS (this “Amendment”), is entered into this 30th day of January 2017, (the “Execution Date”) by and among Aura Systems, Inc., a Delaware corporation (the “Company”), and those other persons who have signed the signature page hereto (the “Signatories”), with reference to that certain Securities Purchase Agreement dated May 7, 2013 (the “Purchase Agreement”) by and among the Company and the Buyers (as that term is defined in the Purchase Agreement). Capitalized terms not defined herein that are defined in the Agreement shall have the meaning ascribed to them in the Agreement, except that references to the Warrants include all amendments thereto prior to the Execution Date and that references to the Notes include all amendments thereto prior to the Execution Date.

RECITALS

WHEREAS, the Company desires to amend the Transaction Documents; and

WHEREAS, pursuant to Section 11.11 of the Purchase Agreement, any amendment to the Agreement, the Notes and the other Transaction Documents made by an instrument in writing signed by the Company and the Required Buyers shall be binding on all Buyers and holders of Securities, provided that such amendment applies to all of the holders of the Securities then outstanding; and

WHEREAS, the Signatories hold or have the right to acquire at least seventy-five percent (75%) of the Conversion Shares and the Warrant Shares on a fully-diluted basis and therefore constitute the Required Buyers; and

WHEREAS, the Signatories have agreed to amend the Transaction Documents as hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, and intending to be legally bound, the Company and the Required Buyers hereby agree that the Transaction Documents be, and hereby are, as of and at the Execution Date, amended as follows:

1. Amendments to Purchase Agreement. The Purchase Agreement is hereby as amended as follows (as so amended, the Purchase Agreement is sometimes hereinafter referred to as the “Amended Purchase Agreement”):

1.1. Section 5 of the Purchase Agreement is hereby amended to read in its entirety as follows:

5. COVENANTS.

5.1. Conduct of Business. The business of the Company shall not be conducted in violation of any Applicable Law, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect. So long as the Amended Notes remain outstanding, the Company shall not engage in any material line of business substantially different from those lines of business conducted by the Company on the Execution Date or any business substantially related or incidental thereto.

5.2. Fundamental Transactions. So long as the Amended Notes remain outstanding, the Company shall not enter into or be party to any Fundamental Transaction unless the Successor Entity assumes in writing all of the obligations of the Company under the Amended Notes and the other Transaction Documents in accordance with the provisions of this Section 5.2 pursuant to written agreements, reasonably acceptable to the Required Buyers, including agreements to deliver to each holder of Amended Notes in exchange for such Amended Notes a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to the Amended Notes, including, without limitation, having a principal amount and interest rate equal to the principal amounts then outstanding and the interest rates of the Amended Notes held by such holder, having similar conversion rights as the Amended Notes and having similar ranking to the Amended Notes. Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of the Amended Notes and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under the Amended Notes and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein. The provisions of this Section 5.2 shall apply similarly and equally to successive Fundamental Transactions occurring during the period in which the Amended Notes remains outstanding.

5.3. Corporate Existence. So long as any portion of the Amended Notes shall remain unpaid or outstanding, the Company shall at all times do or cause to be done all things necessary to (a) maintain and preserve its legal existence and its rights, franchises and privileges and (b) become or remain duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary.

5.4. Disclosure of Transactions and Other Material Information. Neither the Company nor any Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions as is required by Applicable Law and regulations.

5.5. Piggyback Registration Rights

(a) Whenever the Company proposes to register any shares of its Common Stock under the Securities Act (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Securities Act is applicable, or a Registration Statement on Form S-4, S-8 or any successor form thereto or another form not available for registering the Registrable Securities for sale to the public), whether for its own account or for the account of one or more stockholders of the Company and the form of Registration Statement to be used may be used for any registration of Registrable Securities (a “Piggyback Registration”), the Company shall give prompt written notice (in any event no later than fifteen (15) days prior to the filing of such Registration Statement) to the holders of Registrable Securities of its intention to effect such a registration and, subject to Section 5.5(b) and 5.5(c), shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion from the holders of Registrable Securities within ten (10) days after the Company’s notice has been given to each such holder, provided however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 5.5 that are (i) eligible for resale pursuant to Rule 144 without restriction (including, without limitation, volume restrictions) or (ii) that are the subject of a then effective Registration Statement. The Company may postpone or withdraw the filing or the effectiveness of a Piggyback Registration at any time in its sole discretion.

(b) If a Piggyback Registration is initiated as a primary underwritten offering on behalf of the Company and the managing underwriter advises the Company and the holders of Registrable Securities (if any holders of Registrable Securities have elected to include Registrable Securities in such Piggyback Registration) in writing that in its opinion the number of shares of Common Stock proposed to be included in such registration, including all Registrable Securities and all other shares of Common Stock proposed to be included in such underwritten offering, exceeds the number of shares of Common Stock which can be sold in such offering and/or that the number of shares of Common Stock proposed to be included in any such registration would adversely affect the price per share of the Common Stock to be sold in such offering, the Company shall include in such registration (i) first, the number of shares of Common Stock that the Company proposes to sell; (ii) second, the number of shares of Common Stock requested to be included therein by holders of Registrable Securities, allocated pro rata among all such holders on the basis of the number of Registrable Securities owned by each such holder or in such manner as they may otherwise agree; and (iii) third, the number of shares of Common Stock requested to be included therein by holders of Common Stock (other than holders of Registrable Securities), allocated among such holders in such manner as they may agree; provided, that in any event the holders of Registrable Securities shall be entitled to register at least 25% of the securities to be included in any such registration.

(c) If a Piggyback Registration is initiated as an underwritten offering on behalf of a holder of Common Stock other than Registrable Securities, and the managing underwriter advises the Company in writing that in its opinion the number of shares of Common Stock proposed to be included in such registration, including all Registrable Securities and all other shares of Common Stock proposed to be included in such underwritten offering, exceeds the number of shares of Common Stock which can be sold in such offering and/or that the number of shares of Common Stock proposed to be included in any such registration would adversely affect the price per share of the Common Stock to be sold in such offering, the Company shall include in such registration (i) first, the number of shares of Common Stock requested to be included therein by the holder(s) requesting such registration and by the holders of Registrable Securities, allocated pro rata among such holders on the basis of the number of shares of Common Stock (on a fully diluted, as converted basis) and the number of Registrable Securities, as applicable, owned by all such holders or in such manner as they may otherwise agree; and (ii) second, the number of shares of Common Stock requested to be included therein by other holders of Common Stock, allocated among such holders in such manner as they may agree.

(d) If and whenever the holders of Registrable Securities request that any Registrable Securities be registered pursuant to the provisions of this Amendment, the Company shall use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as soon as reasonably practicable:

(i) within a reasonable time before filing such Registration Statement, Prospectus or amendments or supplements thereto, furnish to one counsel selected by holders of such Registrable Securities copies of such documents proposed to be filed, which documents shall be subject to the review, comment and approval of such counsel;

(ii) notify each selling holder of Registrable Securities, promptly after the Company receives notice thereof, of the time when such Registration Statement has been declared effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed;

(iii) furnish to each selling holder of Registrable Securities such number of copies of the Prospectus included in such Registration Statement (including each preliminary Prospectus) and any supplement thereto (in each case including all exhibits and documents incorporated by reference therein) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(iv) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or “blue sky” laws of such jurisdictions as any selling holder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such holders to consummate the disposition in such jurisdictions of the Registrable Securities owned by such holders; provided, that the Company shall not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this Section 5.5(d)(iv);

(v) notify each selling holder of such Registrable Securities, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading;

(vi) advise the holders of Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued;

(vii) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such Registration Statement and to require the insertion therein of language, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included; and

(viii) otherwise use its reasonable best efforts to take all other steps necessary to effect the registration of such Registrable Securities contemplated hereby.

(e) All expenses (other than Selling Expenses) incurred by the Company in complying with its obligations pursuant to this Amendment and in connection with the registration and disposition of Registrable Securities, including, without limitation, all registration and filing fees, underwriting expenses (other than fees, commissions or discounts), expenses of any audits incident to or required by any such registration, fees and expenses of complying with securities and “blue sky” laws, printing expenses, fees and expenses of the Company’s counsel and accountants and reasonable fees and expenses of one counsel for the holders of Registrable Securities participating in such registration as a group (selected by the holders of a majority of the Registrable Securities included in the registration), shall be paid by the Company. All Selling Expenses relating to Registrable Securities registered pursuant to this Amendment shall be borne and paid by the holders of such Registrable Securities, in proportion to the number of Registrable Securities registered for each such holder.

5.6.       Stockholder Meeting. The Company shall provide each stockholder entitled to vote at a special or annual meeting of stockholders of the Company (the “Stockholder Meeting”), with a proxy statement, soliciting each such stockholder’s affirmative vote at the Stockholder Meeting for approval of resolutions (the “Resolutions”) to (i) to elect a new board of at least five (5) directors; (ii) to approve an amendment to the Certificate oflncorporation to effect up to a 1-for-7 reverse stock split of the Common Stock (such reverse stock split is referred to herein as the “Authorized Reverse Split”); (iii) if, and to the extent required by Applicable Law, to approve the issuances granted to the Buyer hereunder; and (iv) if, and to the extent required by Applicable Law, to approve an exempt offering of at least [$4.0 million] (the affirmative approval of the Resolution being referred to herein as the “Stockholder Approval”), and the Company shall use its best efforts to solicit its stockholders’ approval of the Resolutions. In connection therewith, the Company shall be obligated to (a) cause a preliminary proxy statement relating to the Resolutions and the Stockholder Meeting to be filed with the SEC and mailed to the Company’s stockholders by no later than March 15, 2017, and (b) hold the Stockholder Meeting promptly following the mailing of the definitive proxy statement.

5.7. Board Authorization. The Board of Directors of the Company has approved this Amendment and will recommend to the stockholders of the Company that they approve the Resolutions.

1.2. Section 6.2 of the Purchase Agreement is hereby deleted in its entirety.

1.3. Section 6.4 of the Purchase Agreement is hereby amended to read in its entirety as follows:

6.4 Removal of Legends. Certificates evidencing Securities shall not be required to contain the legend set forth in Section 6.2 above or any other legend (i) while a registration statement covering the resale of such Securities is effective under the Securities Act, (ii) if such Securities are eligible to be sold, assigned or transferred under Rule 144 (provided that Buyer provides the Company with an opinion of counsel to such Buyer, in a form reasonably acceptable to the Company, to the effect that the Securities may be sold, assigned or transferred under Rule 144, (iii) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that such Buyer provides the Company with an opinion of counsel to such Buyer, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the Securities Act or

(iv) if such legend is not required under applicable requirements of the Securities Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the SEC).

1.4. Section 9 of the Purchase Agreement is hereby amended to read in its entirety as follows:

9. DEFAULTS AND REMEDIES.

9.1. Events of Default. The occurrence, following the Execution Date hereof, of any one or more of the following events, acts or occurrences shall constitute an event of default (each an “Event of Default”):

9.1.1. The Company shall fail to pay, within five (5) Business Days of the due date (whether at stated maturity or upon acceleration, demand, required prepayment or otherwise), any principal amount of the Amended Note; or

9.1.2. The Company shall breach or fail to pay interest or any other amount (including fees, costs, expenses or other amounts) under this Agreement or any other Transaction Document (other than any Amended Note as provided in Section 9.1.1) within five (5) Business Days after the due date thereof; or

9.1.3. The Company shall breach or fail to perform, comply with or observe, or be in default under, any covenant or obligation required to be performed by it (other than as provided in Sections 9.1.1 and 9.1.2) under any Transaction Document and, if such breach or failure may be cured, such breach or failure shall not have been cured within ten (10) Business Days after the receipt of written notice that such breach or failure shall have occurred; or

9.1.4. There shall be commenced against the Company an involuntary case seeking the liquidation or reorganization under the Bankruptcy Laws or any similar proceeding under any other Applicable Laws or an involuntary case or proceeding seeking the appointment of a receiver, custodian, trustee or similar official for it, or to take possession of all or a substantial portion of its property or to operate all or a substantial portion of its business, and any of the following events occur: (i) the Company consents to such involuntary case or proceeding or fails to diligently contest it in good faith; (ii) the petition commencing the involuntary case or proceeding is not timely controverted; (iii) the petition commencing the involuntary case or proceeding remains undismissed or unstayed for a period of sixty (60) calendar days; or (iv) an order for relief shall have been issued or entered therein or a receiver, custodian, trustee or similar official appointed; or

9.1.5. The Company shall institute a voluntary case seeking liquidation or reorganization under the Bankruptcy Laws or any similar proceeding under any other Applicable Laws, or shall consent thereto; or shall consent to the conversion of an involuntary case to a voluntary case; or shall file a petition, answer a complaint or otherwise institute any proceeding seeking, or shall consent or acquiesce to the appointment of, a receiver, custodian, trustee or similar official for it, or to take possession of all or a substantial portion of its property or to operate all or a substantial portion of its business; or shall make a general assignment for the benefit of creditors; or shall generally not pay its debts as they become due or shall admit in writing its inability to pay its debts generally; or the board of directors of the Company (or any committee thereof) adopts any resolution or otherwise authorizes action to approve any of the foregoing; or

9.1.6. The Collateral Documents shall for any reason fail or cease to create a separate valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien on the Collateral (as defined in the Security Agreement) in favor of each of the Secured Parties (as defined in the Security Agreement) and such breach remains uncured for a period of five (5) Business Days.

9.2. Acceleration. If any Event of Default (other than an Event of Default specified in clause 9.1.4 or 9.1.5 of Section 9.1 above) occurs and is continuing, the Required Buyers may, without notice, declare all outstanding principal of, accrued and unpaid interest on, and all other amounts under, the Amended Note, and all other Obligations, to become immediately due and payable. Upon any such declaration of acceleration, such principal, interest, and other Obligations, shall become immediately due and payable. If an Event of Default specified in clause 9.1.4 or 9.1.5 of Section 9.1 above occurs, all outstanding principal of, and accrued and unpaid interest on, and allother amounts under, the Amended Note, and all other Obligations, shall become immediately due and payable without any declaration or other act on the part of the Required Buyers. The Company hereby waives all presentment for payment, demand, protest, notice of protest and notice of dishonor, and all other notices of any kind to which it may be entitled under Applicable Laws or otherwise.

9.3.       Other Remedies. If any Default or Event of Default shall occur and be continuing, the Buyers may proceed to protect and enforce its rights and remedies under this Agreement and any other Transaction Document by exercising all rights and remedies available under this Agreement, any other Transaction Document or Applicable Laws (including the UCC), either by suit in equity or by action at law, or both, whether for the collection of principal of or interest on the Amended Note, to enforce the specific performance of any covenant or other term contained in this Agreement or any Transaction Document. No remedy conferred in this Agreement upon any Buyer is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law or in equity or by statute or otherwise.

9.4. Waiver of Defaults. A Buyer may, by providing a writing to the Company, waive any Default or Event of Default and its consequences with respect to this Agreement, the Amended Note or any other Transaction Document in each case with respect to such Buyer; provided however, that no such waiver will extend to any other Buyer unless such waiver is provided on behalf of the Required Buyers in which case such waiver shall be with respect to all Buyers and holders of Securities, as applicable.

1.5. To the extent any provision of Section 11 conflicts with the terms and provisions of this Amendment, the terms and provisions of this Amendment shall control.

1.6. Except as amended by this Amendment, all other provisions of the Agreement shall remain in full force and effect.

2. Amendments to Warrants. The Warrants are hereby as amended and restated to read in their entirety as set forth on Exhibit A hereto (as so amended, the Notes are sometimes hereinafter referred to as the “Amended Warrants”) and are hereby incorporated herein by this reference.

3. Amendments to Notes. The Notes are hereby as amended and restated to read in their entirety as set forth on Exhibit B hereto (as so amended, the Notes are sometimes hereinafter referred to as the “Amended Notes”) and are hereby incorporated herein by this reference.

4. Amendments to Security Agreement. The Security Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit C hereto and is hereby incorporated herein by this reference.

5. General

5.1. Waiver of Past Defaults. Any and all Events of Default under the Transaction Documents existing on or prior to the Execution Date are hereby waived. Such waiver shall not constitute a waiver or forbearance with respect to any future Event of Default under any of the Transaction Documents.

5.2. Representations of the Company. The Company hereby represents to each Buyer, which representations shall supersede any and all prior representations and/or warranties of Company in the Transaction Documents as executed on or about May 6, 2013, that as of the Execution Date:

5.2.1. Organization and Qualification. The Company is duly organized and validly existing and in good standing under the laws of the jurisdiction in which it is formed, and has the requisite power and authorization to own its properties and to carry on its business as now being conducted and as presently proposed to be conducted. The Company is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.

5.2.2. Authorization; Enforcement; Validity. The Company has the requisite power and authority to execute, deliver, carry out and perform its obligations under this Agreement and each other Transaction Document to which it is a party, including, the power and authority to issue and deliver the Securities to be issued by it hereunder. The execution and delivery of this Agreement and the other Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby, have been duly authorized by the Company’s board of directors, and no further filing, consent or authorization is required by the Company, its boards of directors or its stockholders other than Shareholder Approval. This Agreement has been duly executed and delivered by the Company and, on the Execution Date, each of the Securities and the Transaction Documents to which the Company is a party and which is delivered as of that date will be duly executed and delivered by the Company. On the Execution Date, this Agreement and each Transaction Document will be, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or conveyance or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability, and except as rights of indemnity or contribution may be limited by federal or state securities laws or the public policy underlying such law.

5.2.3. Issuance of Securities. The issuance of the Amended Notes and the Amended Warrants is duly authorized, and upon issuance in accordance with the terms of the Transaction Documents, will be validly issued, and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof. Upon conversion in accordance with the Amended Notes or exercise in accordance with the Amended Warrants (as the case may be), the Conversion Shares and the Warrant Shares, respectively, when issued, will be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.

5.2.4. No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby does not and will not (upon the giving of notice or the passage of time or both): (i) result in a violation of the Company’s Organizational Documents, (ii) conflict with, or constitute a default under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party or (iii) result in a violation of any Applicable Law applicable to the Company or by which any property or asset of the Company is bound or affected except to the extent such violations or conflict could not reasonably be expected to have a Material Adverse Effect.

5.2.5. Consents. The Company is not required to obtain any Consent from, authorization or order of, or make any filing or registration with (other than Shareholder Approval and any filing that may be required by any state securities agencies), any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under, or contemplated by, the Transaction Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain at or prior to the Closing have been obtained or effected on or prior to the Closing Date.

5.2.6. No General Solicitation. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) in connection with the offer or sale of the Amended Notes or the Amended Warrants.

5.2.7. No Integrated Offering. None of the Company, or any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Securities under the Securities Act, whether through integration with prior offerings or otherwise.

5.2.8. Equity Capitalization. As of the Execution Date the authorized capital stock of the Company consists solely of 150,000,000 shares of Common Stock, of which, 113,985,916 shares are issued and outstanding and 14,744,140 shares are reserved for issuance (other than for the Amended Notes and the Amended Warrants) pursuant to Convertible Securities (as defined in the Amended Note). As of the Execution Date, 25,349,089 shares of the Company’s issued and outstanding Common Stock are owned by Persons who are “affiliates” (as defined in Rule 405 of the Securities Act and calculated based on the assumption that only officers, directors and holders of at least 10% of the Company’s issued and outstanding Common Stock are “affiliates” without conceding that any such Persons are “affiliates” for purposes of federal securities laws) of the Company.

5.2.9. Intellectual Property Rights. The Company owns or possesses adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, original works, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor (“Intellectual Property Rights”) necessary to conduct its businesses as now conducted and as presently proposed to be conducted. There is no claim, action or proceeding being made or brought, or to the knowledge of the Company, threatened against the Company, regarding Intellectual Property Rights.

5.2.10. Investment Company Status. The Company is not, and upon consummation of the sale of the Securities will not be, an “investment company,” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

5.2.11. Shell Company Status. The Company is not, and has never been, an issuer identified in, or subject to, Rule 144(i).

5.2.12. No Additional Agreements. The Company does not have any agreement or understanding with any of the Signatories with respect to the transactions contemplated hereby other than as specified in this Amendment.

5.3. Miscellaneous.

5.3.1. Governing Law. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED THERETO, THE TRANSACTION DOCUMENTS, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES, WHETHER ARISING IN LAW OR IN EQUITY, IN CONTRACT, TORT OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE EXCLUSIVELY WITH THE LAWS OF THE STATE OF CALIFORNIA (WITHOUT REGARD TO ITS RULES REGARDING CHOICE OF LAW OR CONFLICTS OF LAW) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

5.3.2. Consent to Jurisdiction and Venue. ANY SUIT, LEGAL ACTION OR SIMILAR PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT OR ANY OF THE TRANSACTION DOCUMENTS, AS THE SAME MAY BE AMENDED HEREBY, SHALL BE BROUGHT EXCLUSIVELY IN THE COURTS OF THE STATE OF CALIFORNIA SITTING IN THE COUNTY OF LOS ANGELES OR, IF SUCH COURTS DO NOT HAVE JURISDICTION, THEN IN THE UNITED STATES DISTRICT COURT FOR THE CENTRAL DISTRICT OF CALIFORNIA SITTING IN THE COUNTY OF LOS ANGELES. EACH PARTY TO THIS AMENDMENT (I) IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE PERSONAL JURISDICTION OF SUCH COURTS, (II) AGREES THAT IT WILL NOT ATTEMPT TO DENY OR DEFEAT SUCH PERSONAL JURISDICTION BY MOTION OR OTHER REQUEST FOR LEAVE FROM ANY SUCH COURT, (III) AGREES THAT ANY ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT SHALL BE BROUGHT, TRIED AND DETERMINED ONLY IN SUCH COURTS, (IV) WAIVES ANY CLAIM OF IMPROPER VENUE OR ANY CLAIM THAT THOSE COURTS ARE AN INCONVENIENT FORUM AND (V) AGREES THAT IT WILL NOT BRING ANY ACTION RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT IN ANY COURT OTHER THAN THE AFORESAID COURTS. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BYLAW.

5.3.3. Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING.

5.3.4. Counterparts. This AMENDMENT may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

5.3.5. Attorneys Fees. In any action, suit or other proceeding to enforce or interpret any of the provisions of this Amendment, the prevailing party shall be entitled to recover its attorneys’ fees and expenses incurred in connection therewith.

5.3.6. Headings; Gender. The headings of this Amendment are for convenience of reference and shall not form part of, or affect the interpretation of, this Amendment. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof’ and words of like import refer to this entire Amendment instead of just the provision in which they are found.

5.3.7. Severability. If any provision of this Amendment is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Amendment so long as this Amendment as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.

5.3.8. Maximum Lawful Rate. In no event shall any payment made to any Buyer, any obligation on the part of the Company to pay any amount, or any collection by any Buyer pursuant to this Amendment or any other Transaction Documents, exceed the maximum amount or rate permissible under Applicable Law. Accordingly, if any obligation to pay, payment made to any Buyer, or collection by any Buyer pursuant the Transaction Documents is determined to be contrary to any such Applicable Law, such obligation to pay, payment or collection shall be deemed to have been made by mutual mistake of such Buyer and the Company and such amount shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by Applicable Law. Such adjustment shall be effected, to the extent necessary, by reducing or refunding, at the option of the Company, the amount of interest or any other amounts which would constitute unlawful amounts required to be paid or actually paid to Buyers under the Transaction Documents.

5.3.9. Entire Agreement. This Amendment, the Securities, the other Transaction Documents and the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein constitute the entire understanding and agreement between the Buyers and the Company with respect to the subject matter hereof and thereof and supersede all other prior oral or written agreements, understandings, negotiations, discussions and undertakings between the Buyers and the Company relating to the subject matter hereof or thereo£

5.3.10. Consent to Amendments. No provision of this Amendment, the Amended Notes, or the other Transaction Documents may be amended, supplemented, or otherwise modified other than by an instrument in writing signed by the Company and the Required Buyers, and any amendment to any provision of this Amendment, the Amended Notes, or other Transaction Document made in conformity with the provisions of this Section 10.10 shall be binding on all Buyers and holders of Securities, as applicable, provided that no such amendment shall be effective to the extent that it applies to less than all of the holders of the Securities then outstanding.

5.3.11. Waiver. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party, provided however, that the Required Buyers may waive any provision of this Amendment, and any waiver of any provision of this Amendment made in conformity with the provisions of this Section 10.11 shall be binding on all Buyers and holders of Securities, as applicable.

5.3.12. Notices. All notices, requests, demands and other communications which are required or may be given under this Amendment shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile prior to 4:00 p.m. California time on a Business Day, (ii) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile on a day which is not a Business Day or later than 4:00 p.m. California time on a Business Day; (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given, in each case properly addressed to the party to receive the same and, provided confirmation of transmission, deposit, or delivery, as the case may be, is mechanically or electronically generated and kept on file by the sending party. The addresses, and facsimile numbers for such communications shall be:

If to the Company:

Aura Systems, Inc. 10541 Ashdale Street

Stanton Ca. 90680

Attention: Chief Executive Officer Telephone: (310) 643-5300

Facsimile: (310) 643-7457

If to a Buyer:

to its address, facsimile number or e-mail address set forth on the Schedule of Buyers, with copies to such Buyer’s representatives as set forth on Schedule A,

or at such other address or addresses or facsimile number and/or to the attention of such other Person as the recipient party may specify by written notice given in accordance with this Section 5.3.12.

5.3.13. Successors and Assigns. The Company shall not sell, assign, transfer or delegate any of its rights or obligations hereunder or under any other Transaction Document, or any interest herein or therein, by operation of law or otherwise, without the prior written consent of the Required Buyers. This Amendment shall otherwise inure to the benefit of, and be binding upon, the parties and its respective successors and assigns.

5.3.14. No Third Party Beneficiaries. This Amendment is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

5.3.15. Survival. The representations, warranties, agreements and covenants shall survive the Execution Date. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

5.3.16. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.

5.3.17. Construction. The language used in this Amendment will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be deemed to be jointly drafted by the Company and each of the Buyers and shall not be construed against any Person as the drafter hereof.

5.3.18. Remedies. Each Buyer and each holder of any Securities shall have all rights and remedies set forth in the Transaction Documents, as the same are amended by this Amendment, and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Buyers. The Company therefore agrees that the Buyers shall be entitled to seek specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security.

5.3.19. Independent Nature of Buyers’ Obligations and Rights. Except as expressly stated otherwise, the obligations of each Buyer under the Transaction Documents are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Each Buyer confirms that each Buyer has independently participated with the Company in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Buyer, solely, and not between the Company and the Buyers collectively and not between and among the Buyers.

[signature page to follow]

IN WITNESS WHEREOF, the Signatories and the Company have each caused this Amendment to be duly executed as of the Execution Date set forth above.

COMPANY:

AURA SYSTEMS, INC.

By:	/s/ Melvin Gagerman
Name:	Melvin Gagerman
Title:	Chief Executive Officer

SIGNATORIES:

RBC Capital Markets LLC Cust FBO Bruce M. Dresner IRA

By:	/s/ Bruce M. Dresner
Name:	Bruce M. Dresner
Title:

Robert T. Lempert

By:	/s/ Robert T. Lempert

LPD Investments, Ltd

By:	/s/ Peter Dalrymple
Name:	Peter Dalrymple
Title:	G.P.

Kenmont Capital Partners, L.P.

By:	/s/ Donald R. Kendall, Jr.
Name:	Donald R. Kendall, Jr.
Title:	Managing Director

Keith Guenther

By:	/s/ Keith Guenther

EXHIBIT A

FORM OF AMENDED AND RESTATED WARRANT

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Warrant No. _____ (Replacing Warrant No. ___)	Date of Issuance: ________

AURA SYSTEMS, INC.

AMENDED AND RESTATED WARRANT TO PURCHASE COMMON STOCK

Aura Systems, Inc., a Delaware corporation (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [_________________], or [its/his/her] permitted assigns (the “Holder”), is entitled, subject to the conditions set forth in this Amended and Restated Warrant to Purchase Common Stock (the “Warrant”), to subscribe for and purchase from the Company, at any time or from time to time during the Exercise Period, up to a total of [___________] fully paid and non-assessable shares of the Company’s Common Stock (the “Warrant Shares”), at an exercise price equal to $0.20 per share, subject to adjustment from time to time pursuant to the provisions of this Warrant, (the “Exercise Price”). This Warrant hereby amends and restates in its entirety, supersedes and replaces the warrant(s), as amended prior to the date hereof (the “Original Warrant”), issued and delivered by the Company to Holder in connection with that certain Securities Purchase Agreement entered into by and between the Company, Holder and certain other persons dated May 7, 2013 (the “Original Securities Purchase Agreement”), as amended by that certain First Amendment To Transaction Documents dated as of January 30, 2017 (as may be amended from time to time, the “Amendment Agreement”), by and between the Company and the Required Buyers (as that term is defined in Original Securities Purchase Agreement). The Original Warrant is from this date forward void and of no effect, whether or not submitted to the Company for cancellation. Unless otherwise indicated, all capitalized terms used and not otherwise defined in this Warrant have the respective meanings ascribed to them in the Amendment Agreement and/or the Original Securities Purchase Agreement. This Warrant is subject to the following provisions, terms and conditions:

1. DEFINITIONS. For the purpose of this Warrant, the following terms, whether or not capitalized or underlined in the text of this Warrant, shall have the following meanings:

“Aggregate Exercise Price” means the amount equal to the Exercise Price in effect on the date of such exercise multiplied by the number of Warrant Shares as to which this Warrant was so exercised.

1

“Bloomberg” means Bloomberg, L.P. or any successor entity.

“Business Day” means any day that is not a Saturday, a Sunday or a day on which banking institutions in the City of Los Angeles, California, are authorized or required by law to close.

“Common Stock” means (i) the Company’s shares of common stock, $0.0001 par value per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

“Date of Issuance” means [__________].

“Exercise Date” means the date on which the Holder has fully complied with all requirements necessary to effectuate a Cash Exercise or Net Issuance, as the case may be, of Warrant Shares as set forth herein, provided however, that if such date is not a Business Day or the Holder satisfies such requirements after 5:00 p.m. Los Angeles time on a Business Day, then the Exercise Date shall be the immediately succeeding Business Day, unless that Business Day falls after the Expiration Date, in which case the Exercise Date shall be the immediately preceding Business Day.

“Exercise Period” means the period commencing on the Date of Issuance and ending at 5:00 p.m., Los Angeles time on .

“Expiration Date” means the date that is the seventh (7th) anniversary of the Date of Issuance, provided however, that if such date is not a Business Day, then the Expiration Date shall be the immediately succeeding Business Day.

“Fair Market Value” means the average of the Closing Sale Prices (as defined in the Securities Purchase Agreement) for the Common Stock on the Principal Market or, if the Common Stock is not listed on the electronic bulletin board, as reported by the principal U.S. national or regional securities exchange or quotation system on which the Common Stock is then listed or quoted, as reported by Bloomberg in each case for the seven (7) Trading Days prior to the date of determination of fair market value. If the Fair Market Value cannot be calculated on the foregoing basis, the Fair Market Value shall be the fair market value as determined in good faith by the Company’s Board of Directors.

“Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock.

“Original Warrants” has the meaning as prescribed in the Amendment Agreement.

“Person” means any entity, corporation, company, association, joint venture, joint stock company, partnership, trust, organization, individual (including personal representatives, executors and heirs of a deceased individual), nation, state, government (including agencies, departments, bureaus, boards, divisions and instrumentalities thereof), trustee, receiver or liquidator, as well as any syndicate or group that would be deemed to be a Person under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended..

“Principal Market” means the exchange or over-the-counter market on which the Common Stock is primarily listed on or quoted for trading, which, as of the date hereof is the OTC Bulletin Board.

“Resolutions” has the meaning as prescribed in the Amendment Agreement.

2

“Required Holders” means Holders holding or having the right to acquire at least fifty-one percent (51%) the total Warrant Shares issued to all Buyers under the Original Securities Purchase Agreement which are then unexercised and unexpired at the time any action of the Holders is required.

“Stockholder Meeting” has the meaning as prescribed in the Amendment Agreement.

“Trading Day” means any Business Day on which the Common Stock is traded on the Principal Market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such Principal Market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such Principal Market (or if such Principal Market does not designate in advance the closing time of trading on such Principal Market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Holder.

“Transaction Documents” means, collectively, this Warrant, the Senior Secured Convertible Notes, the Securities Purchase Agreement and the Collateral Documents, and each of the other agreements and instruments of even date herewith entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.

“Voting Stock” of a Person means capital stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power to elect, or the general power to appoint, at least a majority of the board of directors, managers, trustees or other similar governing body of such Person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency)..

“VWAP” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc.

2. EXERCISE OF WARRANT.

(a) Method of Exercise. Subject to the terms and conditions hereof, by: (i) surrender of this Warrant at the principal office of the Company and delivery to the Company at its principal office of: (1) written notice of the Holder’s election to exercise this Warrant in the form attached hereto as Exhibit A (the “Exercise Notice”), duly completed and executed; and (2) the payment to the Company in cash or by wire transfer of immediately available funds in U.S. Dollars, of an amount equal to the then-applicable Exercise Price multiplied by the number of Warrant Shares then being purchased together with any applicable taxes or other amounts payable by the Holder pursuant to this Warrant (a “Cash Exercise”); or (ii) exercise of the “net issuance right” provided for in Section 2(b) below.

3

(b) Net Issuance Right. In lieu of Cash Exercise of this Warrant, the Holder may, at any time during the Exercise Period, elect to convert this Warrant, in whole or in part, into shares of Common Stock by surrender of this Warrant at the principal office of the Company and delivery to the Company at its principal office of a duly completed and executed Exercise Notice. Upon receipt of such Exercise Notice and surrender of the Warrant by the Holder, the Company shall deliver to the Holder, without payment by the Holder of any cash or other consideration, that number of shares of Common Stock computed using the following formula (a “Net Exercise”):

X = (Y) (A-B)

A

Where:	X =	the number of shares of Common Stock to be issued to the Holder.
a
	Y =	the total number of Warrant Shares with respect to which this Warrant is being exercised.

	A =	the average of the closing prices for Common Stock for the five Trading Days immediately prior to (but not including) the Exercise Date.

	B =	Exercise Price.

(c) Issuance of Certificates. In the event of any exercise of the rights represented by this Warrant, certificates evidencing Warrant Shares so purchased or converted shall be issued and delivered to the Holder within a reasonable time, not exceeding four (4) Trading Days, following the Exercise Date. The stock certificate or certificates so delivered shall be in such denominations as may be requested by the Holder hereof and shall be registered in the name of said Holder or such other name as shall be designated by said Holder (subject to the transfer restrictions applicable to this Warrant and to shares purchased upon exercise of this Warrant). The person or persons in whose name(s) any certificate(s) representing shares of Common Stock shall be issuable upon exercise or conversion of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Common Stock represented thereby (and such Common Stock shall be deemed to have been issued) as of 5:00 p.m. Los Angeles time on the Exercise Date.

(d) Payment of Certain Taxes. The Company shall pay any and all documentary, stamp or similar taxes that may be payable upon the initial issuance of this Warrant or upon the issuance of Warrant Shares upon the exercise or conversion of this Warrant or upon the issuance of stock certificates in respect thereof in the respective name of, or in such names as may be directed by, the Holder, provided however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such stock certificate, warrant, or other securities in a name other than that of the registered holder of this Warrant at the time surrendered upon exercise or conversion hereof, and the Company shall not be required to issue or deliver such certificates, warrant, or other securities unless and until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The Holder shall be responsible for all other tax liabilities (including, without limitation, any and all income or income-based, capital gains or similar taxes) that may arise in connection with the issuance of this Warrant or as a result of holding or receiving Warrant Shares upon exercise or conversion hereof.

4

(e) Partial Exercise. If the Holder shall exercise or convert less than all of the Warrant Shares that could be purchased or received hereunder, the Company shall issue and deliver to the Holder, as promptly as reasonably practicable but in any event within five (5) Business Days following the Exercise Date, a new Warrant evidencing the Holder’s right to purchase the remaining Warrant Shares.

(f) Duration. All rights represented by this Warrant shall expire and become void as of the earlier of: (i) 5:00 p.m. Los Angeles time on the Expiration Date, at which time any portion of this Warrant not exercised or converted prior thereto shall expire unexercised and unconverted and be and become void and of no value; or (ii) the date on which all Warrant Shares are exercised or converted in full.

(g) No Fractional Shares. This Warrant shall be exercisable only for a whole number of Warrant Shares and no fractions of shares of Common Stock, or scrip for any such fractions of shares, shall be issued upon the exercise or conversion of this Warrant. In lieu of any fractional Warrant Shares to which the Holder would otherwise be entitled, the Company shall make a cash payment therefor equal to the product of such fraction multiplied by the Fair Market Value of one share of Common Stock on the Exercise Date.

3. CERTAIN ADJUSTMENTS. The Exercise Price and the number of Warrant Shares issuable upon exercise or conversion of this Warrant shall be subject to adjustment from time to time as set forth in this Section 3.

(a) Subdivisions, Combinations and Stock Dividends. If the Company shall at any time while this Warrant remains outstanding (i) subdivide one or more classes of its then outstanding shares of Common Stock into a larger number of shares by any stock split, stock dividend, recapitalization or otherwise, (ii) combine one or more classes of its then outstanding shares of Common Stock into a smaller number of shares by combination, by reverse stock split or otherwise, or (iii) pay a stock dividend on one or more classes of its then outstanding shares of Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to (i) or (ii) of this Section 3(a) shall become effective as of the first Business Day following the effective date of such subdivision or combination and any adjustment pursuant to (iii) of this Section 3(a) shall become effective as of the record date for the determination of stockholders entitled to receive such dividend or distribution, or in the event that no record date is fixed, upon the making of such dividend or distribution.

5

(b) Fundamental Transactions. If, at any time while this Warrant remains outstanding, (i) the Company shall, directly or indirectly, in or more related transactions (1) effect any merger or consolidation of the Company with or into another Person, (2) effect any sale of all or substantially all of its assets in one or a series of related transactions, (3) complete any tender offer or exchange offer (whether by the Company or another Person) pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (4) effect any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (ii) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the 1934 Act and the rules and regulations promulgated thereunder) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 50% or more of the aggregate voting power represented by issued and outstanding Voting Stock of the Company (in any such case a “Fundamental Transaction”), then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant (the “Alternate Consideration”). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. At the Holder’s option and request, any successor to the Company or surviving entity in such Fundamental Transaction shall, either (1) issue to Holder a new warrant substantially in the form of this Warrant and consistent with the foregoing provisions and evidencing the Holder’s right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof, or (2) timely purchase the Warrant from the Holder for a purchase price, payable in cash, equal to the Black-Scholes Value of the remaining unexercised portion of this Warrant on the effective date of the Fundamental Transaction. Black-Scholes Value shall be determined in accordance with the Black-Scholes Option Pricing Model obtained from the “OV” function on Bloomberg using (A) a price per share of Common Stock equal to the VWAP of the Common Stock for the Trading Day immediately preceding the date of consummation of the applicable Fundamental Transaction, (B) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of this Warrant as of the date of such request and (C) an expected volatility equal to the 100 day volatility obtained from the HVT function on Bloomberg determined as of the Trading Day immediately following the public announcement of the applicable Fundamental Transaction.

(c) Purchase Rights. In addition to any other adjustments pursuant to this Section 3, if at any time while this Warrant remains outstanding the Company grants, issues or sells any Options or rights to purchase stock, warrants, securities or other property pro rata to all or substantially all of the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

6

(d) Calculations. All calculations under this Section 3 shall be made to the nearest whole cent or the nearest 1/100th of a share, as applicable. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding at any given time shall not include shares owned or held by or for the account of the Company.

(e) Notice of Transaction. If the Company shall at any time while this Warrant remains outstanding (i) subdivide one or more classes of its then outstanding shares of Common Stock into a larger number of shares by any stock split, stock dividend, recapitalization or otherwise, (ii) combine one or more classes of its then outstanding shares of Common Stock into a smaller number of shares by combination, reverse stock split or otherwise, or (iii) pay a stock dividend on one or more classes of its then outstanding shares of Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock; (iv) enter into a Fundamental Transaction, or (v) issues Purchase Rights, then in each case the Company shall give written notice to the Holder at least seven (7) Business Days prior to the applicable record date or effective date on which a Person would need to be a stockholder in order to participate in or vote with respect to such transaction; provided however, that the failure to deliver such notice or any defect therein shall not invalidate or otherwise affect the validity of any corporate action taken with respect to such transaction or event.

(f) Notice of Adjustment. When any adjustment is required to be made in the number or kind of shares of Common Stock purchasable upon exercise or conversion of the Warrant, or in the Exercise Price, the Company shall promptly notify the Holder of such adjusted Exercise Price or such event and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of this Warrant.

4. RECORDATION OF WARRANT. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”). The Warrant Register shall set forth (i) the number of this Warrant, (ii) the name and address of the Holder hereof, (iii) the original number of Warrant Shares purchasable upon the exercise or conversion hereof, (iv) the number of Warrant Shares purchasable upon the exercise hereof, as adjusted from time to time in accordance with the terms of this Warrant and (v) the Exercise Price for each Warrant Share, as adjusted from time to time in accordance with the terms of this Warrant. The Company shall be entitled to treat the Holder of this Warrant as the owner in fact hereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other Person.

5. RESERVATION OF SHARES. The Company shall at all times during the period within which the rights represented by this Warrant may be exercised, keep reserved for issuance a number of shares of Common Stock as shall from time to time be sufficient to satisfy the Company’s then-existing obligation to issue Warrant Shares hereunder. If, at any time during the Exercise Period, the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of all then-unexercised Warrant Shares, in addition to such other remedies as shall be available to the Holder, the Company will timely take such corporate action as may be reasonably necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to its Certificate of Incorporation. All Warrant Shares will be duly and validly authorized and, upon issuance in accordance with the terms and conditions hereof, will be fully paid and nonassessable.

7

6. NO IMPAIRMENT. While this Warrant remains outstanding, the Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of the terms of this Warrant provided however, that the Company may seek stockholder approval of the Resolutions at a Stockholder Meeting. The Company will at all times in good faith assist in the carrying out of all the provisions of this Warrant will take all such actions as may reasonably be requested by the Holder to protect the right granted to the Holder hereunder against impairment.

7. NO RIGHTS OR LIABILITIES AS A STOCKHOLDER. Neither this Warrant nor any provision hereof shall entitle Holder, solely in its capacity as a holder of this Warrant, to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in its capacity as the holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to issuance to the Holder of the Warrant Shares which Holder is then entitled to receive upon the due exercise or conversion of this Warrant. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of such Holder for the Exercise Price or as a Stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

8. TRANSFER AND EXCHANGE.

(a) Transfer of Warrants. This Warrant may not be transferred or assigned, in whole or in part, except in compliance with all applicable federal and state securities laws. To the extent permitted by applicable securities laws and subject to the terms of this Warrant, this Warrant may be transferred, in whole or in part, to any Person, by (i) execution and delivery of the Notice of Assignment attached hereto as Exhibit B and (ii) surrender of this Warrant for registration of transfer at the primary executive office of the Company, together with funds sufficient to pay any applicable transfer tax. Upon receipt of the duly executed Notice of Assignment and the necessary transfer tax funds, if any, the Company, at its expense, shall execute and deliver, (i) in the name of the designated transferee or transferees, one or more new Warrants representing the right to purchase a like aggregate number of shares of Common Stock so transferred and (ii) a new Warrant evidencing the remaining portion, if any, of this Warrant not so transferred to the transferring Holder (each a “New Warrant”). The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the right and obligations of a holder of a Warrant. Warrants and Warrant Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer hereunder, the Company may require the transferring Holder to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act of 1933, as amended, and otherwise is not in contravention of applicable state or federal securities laws.

8

(b) Exchange of Warrant. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company and upon delivery to the Company of a written request signed by the Holder thereof specifying the number and denominations of the Warrant(s) to be issued in such exchange and the name(s) in which such Warrant(s) are to be issued, for another Warrant of like kind and tenor representing in the aggregate the right to purchase the same number of Warrant Shares which could be purchased pursuant to the Warrant being so exchanged.

(c) Replacement of Lost, Stolen or Mutilated Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt by the Company of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such mutilated Warrant, the Company will execute and deliver within five (5) Business Days, in lieu of the lost, stolen, destroyed or mutilated Warrant, a new warrant of like tenor representing the right to purchase the Warrant Shares then underlying this Warrant.

9. SECURITIES ACT LEGEND. This Warrant and all Warrant Shares issued upon exercise or conversion hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE] [EXERCISABLE] HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

10. NOTICES. All notices, requests, demands and other communications which are required or may be given under this Warrant shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile prior to 4:00 p.m. Los Angeles time on a Business Day, (ii) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile on a day which is not a Business Day or later than 4:00 p.m. Los Angeles time on a Business Day; (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given, in each case properly addressed to the party to receive the same and, provided confirmation of transmission, deposit, or delivery, as the case may be, is mechanically or electronically generated and kept on file by the sending party. The addresses, and facsimile numbers, for such communication shall be: (i) if to the Company, to AURA SYSTEMS, INC., Attention Chief Executive Officer, [address], California 90245, Facsimile: 310-643-7457; (ii) if to Holder, to the address or facsimile number as appearing on the signature page of this Warrant; (iii) or at such other address or addresses as the Holder or the Company, as the case may be, may from time to time specify by written notice given in accordance with this Section 10.

9

11. CONSENT TO AMENDMENTS; NO BENEFICIARIES. This Warrant may be amended, supplemented or otherwise modified only with the written consent or agreement of both the Company and the Holder, provided however, that any amendment or other modification consented to by both Company and the Required Holders shall be binding on all Holders. Nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy, claim or cause of action hereunder.

12. ENTIRE AGREEMENT. This Warrant together with the Amendment Agreement and other Transaction Documents constitute the entire understanding and agreement between the Holder and the Company with respect to the subject matter hereof and supersede all prior oral and written, and all contemporaneous oral, agreements, understandings, negotiations, discussions and undertakings relating to the subject matter hereof.

13. COUNTERPARTS. This Warrant may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

14. GOVERNING LAW. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS WARRANT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED EXCLUSIVELY IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE (WITHOUT REGARD TO CHOICE OF LAW OR CONFLICTS OF LAW PROVISIONS) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

15. CONSENT TO JURISDICTION AND VENUE. ANY SUIT, LEGAL ACTION OR SIMILAR PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS WARRANT SHALL BE BROUGHT EXCLUSIVELY IN THE COURTS OF THE STATE OF CALIFORNIA SITTING IN THE CITY OF LOS ANGELES OR, IF SUCH COURTS DO NOT HAVE JURISDICTION THEN IN THE COURTS OF THE UNITED STATES FOR THE CENTRAL DISTRICT OF CALIFORNIA SITTING IN THE CITY OF LOS ANGELES. HOLDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

10

16. WAIVER OF TRIAL BY JURY. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR IN CONNECTION WITH THIS WARRANT OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING.

17. ATTORNEYS FEES. In any action, suit or other proceeding to enforce or interpret any of the provisions of this Warrant, the prevailing party shall be entitled to recover its attorneys’ fees and expenses incurred in connection therewith.

18. SEVERABILITY. If any provision of this Warrant is prohibited by law or otherwise determined to be invalid or unenforceable in any respect by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Warrant so long as this Warrant as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

19. CONSTRUCTION AND HEADINGS. This Warrant shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Warrant are for convenience of reference only and shall not form part of, or affect the interpretation of, this Warrant. Unless the context clearly requires otherwise, the use of the word “including” is not limiting and the use of the word “or” has the inclusive meaning represented by the phrase “and/or.” Unless otherwise specified, the plural includes the singular and vice versa. Terms used in this Warrant but defined in the other Transaction Documents shall have the meanings ascribed to such terms in such other Transaction Documents.

20. FAILURE OR INDULGENCE NOT WAIVER. Except as expressly provided otherwise in this Warrant or in the other Transaction Documents, no failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

11

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer this ___ day of January, 2017.

COMPANY:

AURA SYSTEMS, INC.,
a Delaware corporation

By:
Melvin Gagerman
Chief Executive Officer

12

EXERCISE NOTICE

Attention: AURA SYSTEMS, INC.

1.	Pursuant to the terms of Warrant No. _______, enclosed with this Exercise Notice, the undersigned hereby irrevocably elects to receive _________ shares of Common Stock of Aura Systems, Inc.
2.	Method of Exercise (Please initial the applicable blank):

______	The undersigned elects to exercise the attached Warrant by means of a Cash Exercise, and tenders herewith $ _________, representing payment in full for the purchase price of the shares being purchased, together with any applicable taxes.

______	The undersigned elects to convert the attached Warrant by means of the net issuance provisions of Section 2(b) of the Warrant.

3.	The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

4.	The undersigned represents that this Exercise Notice was executed on the date set forth below.

5.	Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

All capitalized terms not otherwise defined shall have the meaning ascribed thereto in the Warrant.

(Name of Holder)	(Date)

(Signature of Authorized Signatory)	(Print Name and Title)

13

NOTICE OF ASSIGNMENT

(To be executed only upon the assignment of the within Warrant)

FOR VALUE RECEIVED, the undersigned registered Holder of the within Warrant hereby sells, assigns and transfers unto _______________________________, whose address is ____________________________________________________________________________ the right of the undersigned under the within Warrant to purchase _____________ shares of Common Stock (as defined within the Warrant) of Aura Systems, Inc., and does hereby irrevocably appoint ___________________________ attorney to transfer said right on the books of Aura Systems, Inc. maintained for that purpose, with full power of substitution in the premises.

Dated:__________________

Signature Guaranteed

By:
(Signature of Registered Holder)

Name:
Title:

NOTICE:	The signature to this Notice of Assignment must correspond in all respects with the name upon the face of the within Warrant, without alteration or change.

The signature to this Notice of Assignment must be guaranteed by a commercial bank or trust company in the United States or a member firm of the New York Stock Exchange.

EXHIBIT B

FORM OF AMENDED AND RESTATED NOTE

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Aura Systems, Inc.

Amended and Restated Senior Convertible Note

$______________	Issuance Date: _January 30, 2017__________

FOR VALUE RECEIVED, AURA SYSTEMS, INC., a Delaware corporation (the “Company”), hereby promises to pay to the order of ______________ or its registered assigns (“Holder”) the principal amount of __________________ dollars($______________) (as reduced pursuant to the terms hereof pursuant to redemption, conversion or otherwise, the “Principal”) together with accrued interest and other amounts owing from time to time hereunder, all as provided herein.

This Amended and Restated Senior Convertible Note (this “Note”) is the “Amended Note” referred to in, and being issued in connection with the consummation of the transactions contemplated by, that certain First Amendment to Transaction Documents dated as of January 30th, 2017 (as may be amended from time to time, the “Amendment Agreement”), by and between the Company and the Required Buyers (as that term is defined in that certain Securities Purchase Agreement entered into by and among the Company, Holder and certain other persons dated May 7, 2013 (the “Original Securities Purchase Agreement”)) and hereby amends and restates in its entirety, supersedes and replaces the original note, as amended prior to the date hereof (the “Original Note”) issued and delivered by the Company to Holder in connection with the Original Securities Purchase Agreement. The Original Note is from this date forward void and of no effect, whether or not submitted to the Company for cancellation. Unless otherwise indicated, all capitalized terms used and not otherwise defined in this Note have the respective meanings ascribed to them in the Amendment Agreement and/or the Original Securities Purchase Agreement.

1. INTEREST.

1.1. Base Interest Rate. So long as no Event of Default shall have occurred and be continuing, the Company shall pay interest on the unpaid Principal balance of, and accrued and unpaid interest on, this Note from the Issuance Date until the Execution Date at a rate per annum equal to sixteen (16%) percent (the “Interest Rate”). All accrued and unpaid interest on this Note from the Issuance Date through the Execution Date shall, on the Execution Date, be added to the Principal amount of this Note. Commencing upon the Execution Date, and continuing until the sooner of (i) the first Business Day following the date of the Company’s receipt of Stockholder Approval or (ii) May 1, 2017, (the “Interest Recommencement Date”) the Interest Rate under this Note shall be reduced to a rate per annum equal to zero percent (0.00%). Following the Interest Recommencement Date, the Interest Rate will automatically increase to five percent (5%) per annum.

2

1.2. Default Interest Rate. If an Event of Default shall have occurred and be continuing, then, in addition to the other rights, powers and remedies available to the Holder under this Note and Applicable Law, the Interest Rate shall be increased to a rate of eighteen percent (18%) commencing on the date on which the applicable Event of Default shall be deemed to have occurred and continuing until such Event of Default shall have been cured or waived in accordance with the terms of this Note.

1.3. Interest Payment Dates. All interest on this Note shall be payable monthly in arrears in cash on the last Business Day of each calendar month commencing on the last Business Day of the calendar month in which the Interest Recommencement Date occurs; and no interest shall be due or payable prior to such time. All interest due on this Note shall be computed on the basis of a 360 day year, and the amount of interest payable each month will be based on the actual number of calendar days during such month and, for the purposes of calculating interest, the amount of interest shall be calculated by multiplying the unpaid principal balance of this Note by the applicable interest rate, dividing the product by 360 and multiplying the quotient by the actual number of days elapsed during the month. Holder understands that the amount allocated to interest for each month will vary depending on the actual number of calendar days during such month.

2. MATURITY DATE. The entire unpaid Principal balance of this Note, together with all accrued and unpaid interest on and all other unpaid amounts owing under this Note shall be due and payable on the sixty (60) month anniversary of the Issuance Date (the “Maturity Date”), subject to becoming due and payable on an earlier date pursuant to the terms of the Amendment Agreement, the Amended Purchase Agreement, this Note, or other Transactional Documents, provided however, that if the date of the 60-month anniversary of the Issuance Date is not a Business Day, then the Maturity Date shall be the next succeeding day which is a Business Day.

3. PREPAYMENT.

3.1. Voluntary Prepayment. Commencing upon the Issuance Date, and so long as any portion of this Note shall remain unpaid and outstanding, the Company may voluntarily prepay or redeem the unpaid and unconverted Principal balance then outstanding under this Note, in whole or in part and without premium or penalty, by paying to the Holder the sum equal to the outstanding Principal balance being redeemed together with all accrued and unpaid interest and all other amounts (if any) payable hereunder.

3.2. Required Payment Upon Qualified Financing. No later than the tenth (10th) Business Day following a Qualified Financing (the “Required Payment Date”), the Company shall remit to Holder payment in the “Cash Payment Amount” set forth opposite such Holder’s name in Schedule A attached to the Amendment Agreement (the “Required Cash Payment”). Any Required Cash Payment made hereunder shall reduce the amount owed under this Note by the amount of such Required Cash Payment. For purposes of this Section 3.2, a “Qualified Financing” means the receipt by the Company of no less than $4,000,000 in aggregate gross proceeds from the sale of equity securities (including securities convertible into equity securities) of the Company in one or series of related transactions after the Execution Date.

3

4. CONVERSION OF NOTES.

4.1. Mandatory Conversion Upon Stockholder Approval. Immediately upon the Authorized Reverse Split (as defined in the Amendment Agreement) becoming effective (the “Mandatory Conversion Date”), eighty percent (80%) of the sum total of (a) all of the unpaid Principal balance then outstanding under this Note plus (b) all then-accrued but unpaid interest under this Note (if any) shall automatically (and without further act) convert into such number of validly issued, fully paid and non-assessable shares of the Company’s Common Stock, as is equal to the product of (Y) multiplied by 32,568,405 where:

Upon conversion pursuant to this Article 4.1, the Company shall timely issue and deliver to the Holder, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled. Notwithstanding anything to the contrary set forth in this Note, upon conversion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Company unless the Holder has provided the Company with prior written notice requesting reissuance or transfer of this Note upon physical surrender hereof. The foregoing notwithstanding, if this Note is physically surrendered by the Holder upon conversion pursuant to this Section 4.1, then the Company shall as soon as practicable issue and deliver to the Holder (or its designee) a new Note of like tenor evidencing the remaining portion, if any, of this Note not so converted.

4.2. Voluntary Conversion Right. Upon the Authorized Reverse Split becoming effective (but not before) and so long as any portion of this Note shall remain unpaid and outstanding, the Holder shall be entitled to convert any or all of the unpaid and unconverted Principal balance then outstanding under this Note together with any and all then-accrued but unpaid interest thereon (the “Remaining Balance”), in whole or in part, into such number of validly issued, fully paid and non-assessable shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”) as is equal to the quotient of (x) the Conversion Amount divided by (y) the Voluntary Conversion Price. Any conversion made pursuant to this Section 4.2 shall be effectuated by Holder (i) delivering to the Company at its principal office written notice of the Holder’s conversion election in the form attached hereto as Exhibit I (the “Conversion Notice”) and (ii) surrendering this Note at the principal office of the Company. Any duly completed and executed Conversion Notice shall be effective as of the date of the Company’s actual receipt thereof (the “Voluntary Conversion Date”), and not before.

4.3. Mechanics of Conversion; Issuance of Certificates. Timely following the date of receipt of a duly completed and validly executed Conversion Notice, the Company shall issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled.

4.4. Recordation; Book-Entry. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each Holder) a register in which it shall register this Note, any assignments, transfers or sale of this Note or any other notes issued hereunder and any other notes issued upon surrender hereof and thereof (the “Register”). The Company shall record in the Register the Principal, interest and all other charges converted and/or paid (as the case may be) under this Note and the dates of such conversions and/or payments (as the case may be). The entries in the Register shall be conclusive and binding for all purposes absent manifest error. The Company shall treat each Person whose name is recorded in the Register as the owner and Holder hereof for all purposes whatsoever notwithstanding any notice to the contrary. A Note may be assigned, transferred or sold in whole or in part only by registration of such assignment or sale on the Register. Upon receipt of a written request to assign, transfer or sell all or part of any Note by the holder thereof, the Company shall record the information contained therein in the Register and issue one or more new Notes in the same aggregate principal amount as the principal amount of the surrendered Note to the designated assignee or transferee pursuant to Section 11, provided that if the Company does not so record an assignment, transfer or sale (as the case may be) of all or part of any Note within three (3) Business Days of its receipt of such a request, then the Register shall be automatically updated to reflect such assignment, transfer or sale (as the case may be).

4

4.5. No Fractional Shares. The Company shall not issue any fraction of a share or scrip for any such fraction of a share of Common Stock upon any conversion of this Note. In lieu of any fractional share of Common Stock to which the Holder would otherwise be entitled, the Company shall make a cash payment therefor equal to the product of such fraction multiplied by the Fair Market Value of one share of Common Stock on the Mandatory Conversion Date or Voluntary Conversion Date, as the case may be.

4.6. Payment of Certain Taxes. The Company shall pay any and all issuance, stamp or similar taxes that may be payable with respect to the issuance and delivery of Common Stock upon Holder’s conversion pursuant to Sections 4.1 or 4.2, provided however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such stock certificate, or other securities in a name other than that of the registered holder of this Note at the time surrendered upon exercise or conversion hereof, and the Company shall not be required to issue or deliver such certificates, or other securities unless and until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The Holder shall be responsible for all other tax liabilities (including, without limitation, any and all income or income-based, capital gains or similar taxes) that may arise in connection with the issuance of this Note or as a result of holding or receiving Common Stock upon conversion hereof.

5. RIGHTS UPON ISSUANCE OF PURCHASE RIGHTS AND OTHER CORPORATE EVENTS. In addition to any adjustments pursuant to Section 6 below, if at any time while this Note remains outstanding the Company grants, issues or sells any rights to purchase stock, warrants, securities or other property pro rata to all or substantially all of the record holders of any class of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Note (without taking into account any limitations or restrictions on the convertibility of this Note) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

6. RIGHTS UPON ISSUANCE OF OTHER SECURITIES.

6.1. Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. If the Company at any time on or after the Issuance Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Voluntary Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time on or after the Issuance Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Voluntary Conversion Price in effect immediately prior to such combination will be proportionately increased. The foregoing notwithstanding, the rate of mandatory conversion upon an Authorized Reverse Split pursuant to Section 4.1 above shall not be adjusted in the event of any subdivision or combination of Common Stock. Any adjustment pursuant to this Section 6.1 shall become effective immediately after the effective date of such subdivision or combination.

5

6.2. Fundamental Transactions. If, at any time while this Note remains outstanding, a Fundamental Transaction shall occur, then the Holder shall have the right thereafter to receive, upon conversion pursuant to Section 4.2 hereof, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Conversion Shares then issuable upon exercise in full of this Note.

7. NONCIRCUMVENTION. So long as any portion of this Note shall remain unpaid and outstanding, the Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of the terms of this Note, provided however, that the Company may seek approval of the Resolutions at a Stockholder Meeting and may, upon receiving Stockholder Approval, amend its Organizational Documents to reflect such Resolutions and may take such further action necessary or prudent to effectuate the implementation of such Resolutions. The Company will at all times in good faith assist in the carrying out of all the provisions of this Note will take all such actions as may reasonably be requested by the Holder to protect the right granted to the Holder hereunder against impairment.

8. VOTING RIGHTS. Except as required by Applicable Law, neither this Note nor any provision hereof shall entitle Holder, as the holder of this Note, to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Note be construed to confer upon the Holder, as a holder of this Note, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise.

9. SECURITY. This Note is secured to the extent and in the manner set forth in the Transaction Documents (including, without limitation, the Security Agreement).

10. AMENDING THE TERMS OF THIS NOTE. This Note may be amended, supplemented or otherwise modified only with the written consent or agreement of both the Company and the Holder, provided however, that any amendment or other modification consented to by both Company and the Required Buyers (as defined in the Amendment Agreement) shall be binding on all Holders.

11. REISSUANCE OF THIS NOTE.

11.1. Transfer. If this Note is to be transferred, the Holder shall surrender this Note to the Company, whereupon the Company will record such transfer upon the Company’s Register and forthwith issue and deliver upon the order of the Holder a new Note (in accordance with Section 11.4) registered as the Holder may request, representing the outstanding Principal being transferred by the Holder and, if less than the entire outstanding Principal is being transferred, a new Note (in accordance with Section 11.4) to the Holder representing the outstanding Principal not being transferred. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of Section 4 following conversion or redemption of any portion of this Note, the outstanding Principal represented by this Note may be less than the Principal stated on the face of this Note.

6

11.2. Lost, Stolen or Mutilated Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note and, in the case of any such loss, theft or destruction, upon receipt of an indemnity agreement or other indemnity reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such mutilated Note, the Company shall issue and deliver within five (5) Business Days a new Note, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Note.

11.3. Note Exchangeable for Different Denominations. This Note is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Note or Notes (in accordance with Section 11.4) representing in the aggregate the outstanding Principal of this Note, and each such new Note will represent such portion of such outstanding Principal as is designated by the Holder at the time of such surrender.

11.4. Issuance of New Notes. Whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding (or in the case of a new Note being issued pursuant to Section 11.1 or Section 11.3, the Principal designated by the Holder which, when added to the principal represented by the other new Notes issued in connection with such issuance, does not exceed the Principal remaining outstanding under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note, and (iv) shall have the same rights and conditions as this Note.

12. REMEDIES. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief).

13. CONSTRUCTION; HEADINGS. This Note shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note. Terms used in this Note but defined in the other Transaction Documents shall have the meanings ascribed to such terms in such other Transaction Documents. Unless the context clearly requires otherwise, the use of the word “including” is not limiting and the use of the word “or” has the inclusive meaning represented by the phrase “and/or.” Unless otherwise specified, the plural includes the singular and vice versa.

14. FAILURE OR INDULGENCE NOT WAIVER. Except as expressly provided otherwise in this Note or in the other Transaction Documents, no failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

15. NOTICES; PAYMENTS.

15.1. Notices. All notices demands, requests, consents, approvals, or other communication given under this Note, unless otherwise provided herein, such notice shall be given and served in accordance the Amendment Agreement.

7

15.2. Payments. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day.

16. CANCELLATION. After all Principal, accrued interest, and other amounts at any time owed on this Note have been converted or otherwise paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

17. WAIVER OF NOTICE. To the extent permitted by law, the Company hereby irrevocably waives demand, notice, presentment, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

18. GOVERNING LAW. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE (WITHOUT REGARD TO CHOICE OF LAW OR CONFLICTS OF LAW PROVISIONS) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

19. CONSENT TO JURISDICTION AND VENUE. ANY SUIT, LEGAL ACTION OR SIMILAR PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS NOTE SHALL BE BROUGHT EXCLUSIVELY IN THE COURTS OF THE STATE OF CALIFORNIA SITTING IN THE CITY OF LOS ANGELES OR IN THE COURTS OF THE UNITED STATES FOR THE CENTRAL DISTRICT OF CALIFORNIA SITTING IN THE CITY OF LOS ANGELES. HOLDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

20. WAIVER OF TRIAL BY JURY. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR IN CONNECTION WITH THIS NOTE OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING.

21. ATTORNEYS FEES. In any action, suit or other proceeding to enforce or interpret any of the provisions of this Note, the prevailing party shall be entitled to recover its attorneys’ fees and expenses incurred in connection therewith.

22. SEVERABILITY. If any provision of this Note is prohibited by law or otherwise determined to be invalid or unenforceable in any respect by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Note so long as this Note as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

8

23. MAXIMUM PAYMENTS. Nothing contained in this Note shall, or shall be deemed to, establish or require the payment of a rate of interest or other charges in excess of the maximum permitted under Applicable Law. In the event that the rate of interest required to be paid or other charges under this Note exceeds the maximum permitted by Applicable Law, then such rate or amount, as the case may be, shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate, as the case may be, as would not be so prohibited by Applicable Law. Such adjustment shall be effected, to the extent necessary, by reducing or refunding, at the option of the Company, the amount of interest or any other amounts which would constitute unlawful amounts required to be paid or actually paid to Holders under this Note.

24. ENTIRE AGREEMENT. This Note together with the Amendment Agreement and other Transaction Documents constitute the entire understanding and agreement between the Holder and the Company with respect to the subject matter hereof and supersede all prior oral and written, and all contemporaneous oral, agreements, understandings, negotiations, discussions and undertakings relating to the subject matter hereof.

25. COUNTERPARTS. This Note may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

26. CERTAIN DEFINITIONS. For purposes of this Note, the following terms shall have the following meanings:

“Authorized Reverse Split” has the meaning as prescribed in the Amendment Agreement.

“Bloomberg” means Bloomberg, L.P. or any successor entity.

“Business Day” means any day that is not a Saturday, a Sunday or a day on which banking institutions in the City of Los Angeles, California, are authorized or required by law to close.

“Closing Sale Price” means, for any security as of any date, the last closing trade price for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price then the last trade price of such security prior to 4:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined in good faith by the Company’s board of directors whose determination or calculation (as the case may be) shall be binding upon all parties absent demonstrable error.

9

“Common Stock” means (i) the Company’s shares of common stock, $0.0001 par value per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

“Conversion Amount” means the portion of the Remaining Balance to be converted or otherwise redeemed.

“Conversion Balance” means the amount as set forth opposite such Holder’s name in Schedule A attached to the Amendment Agreement.

“Execution Date” has the meaning as prescribed in the Amendment Agreement.

“Fair Market Value” means the average of the Closing Sale Prices for the Common Stock on the Principal Market or, if the Common Stock is not listed on the electronic bulletin board, as reported by the principal U.S. national or regional securities exchange or quotation system on which the Common Stock is then listed or quoted, as reported by Bloomberg, in each case for the seven (7) Trading Days prior to the date of determination of fair market value. If the Fair Market Value cannot be calculated on the foregoing basis, the Fair Market Value shall be the fair market value as determined in good faith by the Company’s Board of Directors.

“Fundamental Transaction” means (i) that the Company shall, directly or indirectly, in one or more related transactions (1) effect any merger or consolidation of the Company with or into another Person, (2) effect any sale of all or substantially all of its assets in one or a series of related transactions, (3) complete any tender offer or exchange offer (whether by the Company or another Person) pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (4) effect any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (ii) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the 1934 Act and the rules and regulations promulgated thereunder) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 50% or more of the aggregate voting power represented by issued and outstanding Voting Stock of the Company

“Issuance Date” means [5/5/13;6/20/13].

“Original Note” has the meaning as prescribed in the Amendment Agreement.

“Person” means any entity, corporation, company, association, joint venture, joint stock company, partnership, trust, organization, individual (including personal representatives, executors and heirs of a deceased individual), nation, state, government (including agencies, departments, bureaus, boards, divisions and instrumentalities thereof), trustee, receiver or liquidator, as well as any syndicate or group that would be deemed to be a Person under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended..

“Principal Market” means the exchange or over-the-counter market on which the Common Stock is primarily listed on or quoted for trading, which, as of the date hereof is the OTC Bulletin Board.

10

“Resolutions” has the meaning as prescribed in the Amendment Agreement.

“Security Agreement” means that certain security agreement, dated as of May 7, 2013, as amended by the Amendment Agreement, by and among the Company and the initial holders of the Notes, as may be further amended from time to time.

“Stockholder Approval” has the meaning as prescribed in the Amendment Agreement.

“Stockholder Meeting” has the meaning as prescribed in the Amendment Agreement.

“Trading Day” means any Business Day on which the Common Stock is traded on the Principal Market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such Principal Market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such Principal Market (or if such Principal Market does not designate in advance the closing time of trading on such Principal Market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Holder.

“Voluntary Conversion Price” means $0.20 per share, as otherwise subject to adjustment from time to time pursuant to the provisions of this Note.

“Warrants” has the meaning ascribed to such term in the Securities Purchase Agreement, as may be amended from time to time, and shall include all warrants issued in exchange therefor or replacement thereof.

11

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Issuance Date set forth above.

Aura Systems, Inc.

By:
Name:
Title:

12

EXHIBIT I

AURA SYSTEMS, INC.

CONVERSION NOTICE

Reference is made to the Senior Secured Convertible Note (the “Note”) issued to the undersigned by Aura Systems, Inc., a Delaware corporation (the “Company”). In accordance with and pursuant to the Note, the undersigned hereby elects to convert the Conversion Amount (as defined in the Note) of the Note indicated below into shares of common stock, $0.0001 par value per share (the “Common Stock”), of the Company, as of the date specified below.

Conversion Amount: $____________________________

Conversion Price: $____________________________ per share.

Please issue the Common Stock into which the Note is being converted: (please check one)

_________ in the name of and to the address of the current Note Holder OR

_________ in the following name and to the following address:

Issue to:

Facsimile:

HOLDER

_____________________________________

(Print Name)

_____________________________________

(Signature)

_____________________________________

(Date)

13

EXHIBIT C

FIRST AMENDED AND RESTATED SECURITY AGREEMENT

THIS FIRST AMENDED AND RESTATED SECURITY AGREEMENT is entered into as of the 30th day of January 2017 (this “Agreement”), by and among National Securities Corporation, a Washington corporation in its capacity as agent for the Purchasers (together with its successors and assigns, the “Collateral Agent”) and Aura Systems, Inc. a Delaware corporation (the “Company”).

RECITALS

WHEREAS, the Company entered into that certain Securities Purchase Agreement dated on or about May 7, 2013 (the “2013 Securities Purchase Agreement”) with each investor listed on the Schedule of Buyers attached thereto (individually, a “Purchaser” and collectively, the “Purchasers”), pursuant to which the Purchasers agreed to purchase, severally and not jointly, certain notes (the “Original Notes”) and warrants (the “Original Warrants”); and the Company agreed to sell the same; and

WHEREAS, in order to induce the Purchasers to enter into the 2013 Securities Purchase Agreement and to induce the Purchasers to purchase the Original Notes and Original Warrants, the Company agreed to grant a first-priority continuing security interest in and to the Collateral in favor of the Collateral Agent for the benefit of the Purchasers in order to secure the prompt and complete payment, observance and performance of the obligations under the 2013 Securities Purchase Agreement as evidenced by that certain Security Agreement entered into by and between the Collateral Agent (for the benefit of the Purchasers) and the Company on or about May 7, 2013 (the “Original Security Agreement”); and

WHEREAS, the Company and the Required Buyers (as that term is defined in the 2013 Securities Purchase Agreement) have agreed to amend the 2013 Securities Purchase Agreement, the Original Notes, the Original Warrants and the Original Security Agreement pursuant to that certain First Amendment to Transaction Documents dated as of January 30, 2017 (as may be amended from time to time, the “Amendment Agreement”), as authorized by the terms of the 2013 Securities Purchase Agreement; and

WHEREAS, the Original Security Agreement permits an amendment thereto pursuant to a written instrument signed by the Company and the Collateral Agent (with the approval of the Required Purchasers, as that term is defined in the Original Security Agreement), and any such amendment shall be binding on all Purchasers; and

WHEREAS, this Agreement is the “Security Agreement” referred to in the Amendment Agreement. Unless otherwise indicated, all capitalized terms used and not otherwise defined in this Agreement have the respective meanings ascribed to them in the Amendment Agreement and/or the 2013 Securities Purchase Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.       DEFINITIONS. Unless otherwise indicated, all capitalized terms used and not otherwise defined in this Agreement have the respective meanings ascribed to them in the Amendment Agreement. The following terms will have the respective meanings set forth below:

“Authorized Reverse Split” has the meaning as set forth in the Amendment Agreement.

“Control Agreement” means any control or similar agreement pursuant to which the Collateral Agent obtains “control” (within the meaning of Section 9104 of the UCC) over deposit or similar accounts of the Company, in form and substance reasonably satisfactory to the Collateral Agent.

“Copyrights” means all copyrights and works of authorship in any media, including writings, designs, software, mask works, algorithms, marketing materials, internet site content, proprietary or copyrightable elements of works of authorship, functional or utilitarian objects and all other author’s rights including “moral rights”, whether registered or unregistered throughout the world and (i) all applications and registrations therefor, (ii) all reissues, continuations, extensions or renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, (iv) the goodwill of the Company’s business symbolized by the foregoing or connected therewith, and (v) all of the Company’s rights corresponding thereto throughout the world.

“Disclosure Letter” shall mean the “Disclosure Letter” delivered by the Company in connection with the 2013 Securities Purchase Agreement.

“Event of Default” shall mean an “Event of Default” as defined in the Amendment Agreement and any breach of any representation, warranty, covenant, obligation or agreement of the Company set forth in this Agreement.

“Event of Loss” mean the loss, theft, destruction, damage beyond repair, rendering permanently unfit for use, or seizure by a governmental authority for any reason.

“Excluded Accounts” means (1) any deposit accounts specially and exclusively used for payroll, payroll taxes, and other employee wage and benefit payments to or for the benefit of the Company’s salaried employees; (2) escrow arrangements; and (3) any deposit accounts specially and exclusively used for deposits and disbursements associated with a grant from any Governmental Authority.

“Excluded Property” shall mean the interest of the Company in (a) any contract right, license, general intangible, intellectual property, or lease pertaining to real or personal property with respect to which the Company is lessee, to the extent that the granting of a Lien to the Collateral Agent is prohibited (i) by Applicable Laws, (ii) by a valid and effective restriction or limitation imposed by Governmental Authority or (iii) by the express terms of real estate leases existing on the date hereof (any of the foregoing, solely to the extent that it is effective and enforceable to prohibit the granting of security interests notwithstanding the applicable provisions of UCC Sections 9-406 through 9-408, a “Valid Restriction”), (b) any Equipment leased by the Company (as lessee) to the extent that the terms of the applicable lease prohibit granting security interests therein; provided, however, the Collateral Agent shall be deemed to have, and at all times from and after the date hereof shall be deemed to have had, a Lien in the proceeds of the foregoing property, except to the extent such proceeds are subject to a Valid Restriction, (c) all Intellectual Property of the Company, and (d) Excluded Accounts of the Company.

“GAAP” shall have the meaning as set forth in the Amendment Agreement.

“Intellectual Property” means Patents, Copyrights, Trademarks, trade secrets, shop rights, and all inventions, invention disclosures, discoveries, processes, designs, techniques, developments, and related improvements, whether or not patentable as well as all technical, scientific, and other know-how, confidential or proprietary information, data, methods, drawings, specifications, practices, test procedures, formulas, prototypes, customer lists and Intellectual Property Licenses.

“Intellectual Property Licenses” means rights under or interests in any Patent, Trademark, Copyright or other Intellectual Property, including software license agreements with any other party, whether the Company is a licensee or licensor under any such license agreement, as may be amended, restated, supplemented, or otherwise modified from time to time.

“Lien” shall have the meaning as set forth in the Amendment Agreement.

“Notes” means the “Amended Notes” as defined in the Amendment Agreement.

“Obligations” shall have the meaning as set forth in the Amendment Agreement.

“Patents” means all United States, international, and foreign patents and patent applications therefor throughout the world, and (i) all provisionals, divisionals, reissues, renewals, registrations, confirmations, re-examinations, certificates of inventorship, extensions, continuations and continuations-in-part thereof, (ii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, and (iv) all of the Company’s rights corresponding thereto throughout the world.

“Permitted Lien” shall have the meanmg as set forth in the Amendment Agreement.

“Required Purchasers” means Purchasers holding or having the right to acquire at least seventy-five percent (75%) of the aggregate number of shares issuable to all Purchasers upon conversion of the Amended Notes in accordance with the terms thereof at the time any action of the Collateral Agent is required.

“Trademarks” means all United States, international, and foreign trademarks, trade dress, trade names, service marks, service names, logos, slogans, business symbols, or other source indicators whether registered or unregistered, and all applications and registrations therefor throughout the world including (i) all renewals and extentions thereof, (ii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, (iv) all goodwill of the Company’s business associated by the foregoing and all common law rights connected therewith, and (v) all of the Company’s rights corresponding thereto throughout the world.

“Transaction Documents” has the meaning specified therefor in the Amendment Agreement.

“UCC” means the California Uniform Commercial Code, as in effect from time to time; provided however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to the Collateral Agent’s Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of California, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.

“Warrants” means the Amended Warrants as defined in the Amendment Agreement.

2.       GRANT OF SECURITY INTEREST. To secure the prompt and complete payment and performance of the Obligations, the Company hereby assigns, and pledges and grants to Collateral Agent, for the benefit of the Purchasers, a continuing first-priority security interest (the “Security Interest”) in all right, title and interest of the Company in and to the following assets (other than, in each case, to the extent constituting Excluded Property), whether now owned or hereafter arising or acquired, and wherever located (collectively, the “Collateral”):

a.       Accounts: All accounts (as defined in the UCC), including all accounts receivable, all rights relating to or arising directly or indirectly from sales or returns of products and services, inventory or other goods, and all other forms of monetary obligations owing to the Company, and all credit insurance, guaranties, security or other supporting obligations therefor, whether or not they have been earned by performance or invoiced other than Excluded Accounts (collectively, “Accounts”);

b.       Chattel Paper, Instruments and Documents: (i) All chattel paper (including tangible chattel paper, intangible chattel paper and electronic chattel paper (each as defined in the UCC)), rental contracts, and leases (collectively, “Chattel Paper”); (ii) all instruments, including all certificates of deposit, and all promissory notes and other evidences of indebtedness (collectively, “Instruments”), and, in each case, all payments thereunder; and (iii) all documents of title or receipt, including warehouse receipts, bills of lading, bills of sale, warranty bills of sale, assignments, invoices, purchase orders, sales orders, purchase contracts or sales contracts (or similar documents or agreements) pursuant to which the Company purports to hold or obtain rights in or title to any other Collateral (collectively, “Documents”);

c.       Commercial Tort Claims: All commercial tort claims held by or in favor of the Company or in which the Company has any interest, and all payments due or made to the Company in connection therewith; (collectively, “Commercial Tort Claims”)

d.       Deposit Accounts: All demand, time, savings, passbook and other deposit accounts (as defined in the UCC) (whether general or special), and all funds and amounts from time to time therein, whether or not restricted or designated for a particular purpose, and all deposits or other sums at any time credited by or due to the Company other than Excluded Accounts (collectively, “Deposit Accounts”);

e.       Equipment: All equipment (as defined in the UCC), including all machinery, all manufacturing, distribution, selling, data processing and office equipment, all furniture, furnishings, appliances, fixtures and trade fixtures, tools, tooling, molds, dies, vehicles, rolling stock, vessels, trucks, buses, motor vehicles and all other goods of every type and description (other than Inventory), including goods subject to certificates of title (collectively, the “Equipment”);

f.       General Intangibles: All general intangibles (as defined in the UCC), contract rights, rights to payment of any kind and other intangible assets and rights (except to the extent constituting Excluded Property), including (a) payment intangibles and all rights to payments of money (whether or not such rights are classified under the applicable UCC as general intangibles); (b) all rights to payment for loans, money or funds advanced or sold and other obligations receivable; (c) customer lists, credit files, credit reports and analyses, correspondence, and advertising materials; (d) contracts and contract rights; (e) all interests in partnerships (limited or general), limited liability companies, joint ventures and other unincorporated Persons, (including all (i) capital accounts relating thereto, (ii) all substitutions, interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing, and (iii) all accounts, contract rights, general intangibles, supporting obligations (as defined in the UCC), chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letter of credit rights (as defined in the UCC), advices of credit, and investment property (as defined in the UCC), in each case in respect of any of the foregoing, all present and future claims, demands, causes of action, and choses in action with respect to any of the foregoing, the proceeds of any of the foregoing, and all payments on, all income from, and all other proceeds from any of the foregoing, including all proceeds of their conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, notes, drafts, acceptances, chattel paper, checks, insurance proceeds, condemnation awards, rights to payment of every kind, and all other forms of obligations, instruments, and other property that at any time are any part of or are included in the proceeds of any of the foregoing), and all options, rights or warrants to purchase such interests and any stock or equity appreciation right or similar rights with respect thereto); (f) all tax refunds and tax refund claims; (g) all right, title and interest under leases, subleases, licenses and concessions and other agreements relating to real or personal property; (h) all payments due or made to the Company in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any property by any Person or Governmental Authority; (i) all choses in action, causes of action or other claims (other than commercial tort claims), and all payments due or made to the Company in connection therewith; G) all credits with and other claims against carriers and shippers; (k) all rights to indemnification; (l) all reversionary interests in pension and profit sharing plans and reversionary, beneficial and residual interest in trusts; (m) all proceeds of insurance of which the Company is beneficiary; and (n) all letters of credit, guaranties, liens, security interests and other supporting obligations held by or granted to the Company (collectively, “General Intangibles”);

g.       Inventory: All inventory (as defined in the UCC), including all goods to the extent the Company has rights in the same, wherever located, whether in the possession of the Company or of a bailee (and whether consisting of whole goods, spare parts, components, supplies, materials, or consigned, returned or repossessed goods), which are held for sale or lease, which are to be furnished (or have been furnished) under any contract of service or which are raw materials, work in process, finished goods or materials used or consumed in the Company’s business (collectively, “Inventory”);

h.       Letters of Credit: All of the Company’s letters of credit and letter-of- credit rights (each as defined in the UCC) (collectively, “Letter of Credit Rights”);

i.       Supporting Obligations: All of the Company’s presently existing and hereafter acquired supporting obligations (as defined in the UCC);

j.       Cash and Cash Equivalents: All money, cash, cash equivalents or other property or interests in property now owned or hereafter acquired by the Company; and

k.       Other Property and Proceeds. All of the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or Commercial Tort Claims covering or relating to any or all of the foregoing, and any and all Accounts, Chattel Paper, Deposit Accounts, Equipment, General Intangibles, Inventory, Supporting Obligations, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the foregoing, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, or guaranty payable by reason ofloss or damage to, or otherwise with respect to any of the foregoing (the “Proceeds”). Without limiting the generality of the foregoing, the term “Proceeds” includes whatever is receivable or received when Investment Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guaranty payable to the Company from time to time with respect to any of the Investment Property.

Notwithstanding the foregoing, “Collateral” shall not include, and does hereby expressly exclude, all of the Company’s right, title, and interest in and to the Excluded Property.

3.       SECURITY FOR OBLIGATIONS. The Security Interest created hereby secures the full and complete payment, performance and observance of any and all of the Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Obligations and would be owed by the Company to the Collateral Agent, the Purchasers, or any of them, but for the fact that they are unenforceable or not allowable due to the existing of a proceeding of the type described in Section 9 of the Amendment Agreement.

4.       DELIVERY AND CONTROL OF COLLATERAL

a.       All certificates or instruments (if any) representing or evidencing the Collateral and, if requested by the Collateral Agent, all tangible Chattel Paper shall be delivered to and held by or on behalf of the Collateral Agent, for the benefit of the Purchasers, and shall be in suitable form for transfer or delivery, or, at the request of the Collateral Agent, shall be accompanied by duly executed instruments of transfer or assignment in blank.

b.       Pursuant to the terms hereof, the Company has endorsed, assigned and delivered to the Collateral Agent all negotiable or non-negotiable instruments (including certificated securities) and, if requested by the Collateral Agent, all tangible chattel paper pledged by it hereunder, together with instruments of transfer or assignment duly executed in blank as the Collateral Agent may have specified. In the event that the Company shall, after the date of this Agreement, acquire any other negotiable or non-negotiable instruments (including certificated securities) to be pledged by it hereunder, the Company shall forthwith endorse, assign and deliver the same to the Collateral Agent but with respect to tangible chattel paper, if requested by the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify. To the extent that any securities are uncertificated, the pledge of such securities created hereby has been or, in the case of uncertificated securities hereafter acquired by the Company, will at the time of such acquisition be, duly registered in the name of the Collateral Agent or one or more nominees of the Collateral Agent with the Issuer of such securities, or such securities shall have been deposited in a securities account, and the securities intermediary maintaining such securities account shall have granted control over such securities account to the Collateral Agent, with the Collateral Agent having at all times the right to obtain definitive certificates (in the Collateral Agent’s name or in the name of one or more nominees of the Collateral Agent) where the Issuer customarily or otherwise issues certificates, all to be held as Collateral hereunder. The Company hereby acknowledges that the Collateral Agent may, in its discretion, appoint one or more financial institutions to act as the Collateral Agent’s agent in holding in custodial account instruments in which the Collateral Agent is granted a security interest hereunder, including certificates of deposit and other instruments evidencing short term obligations.

c.       For each item of electronic chattel paper, the Company has (i) irrevocably created a single, authoritative copy, which is unique and unalterable except by the Collateral Agent, (ii) has duly and irrevocably identified the security interest of the Collateral Agent in such original, and (iii) has communicated such authoritative copy to the Collateral Agent. The Company so encrypted such authoritative copy that it can be distinguished from any other copy, and so that any amendments may be made to such authoritative copy by any Person other than the Collateral Agent would be identifiable from authoritative amendments made by the Collateral Agent.

5.       FILINGS. The Company hereby authorizes the filing by the Collateral Agent of financing or continuation statements, or amendments thereto, and the Company will execute and deliver to the Collateral Agent such other instruments or notices, as may be necessary or as the Collateral Agent may reasonably request, in order to perfect and preserve the Security Interest granted or purported to be granted hereby. The Company authorizes the Collateral Agent at any time and from time to time to file, transmit or communicate, as applicable (or cause to be filed, transmitted or communicated, as applicable), financing statements and amendments (i) describing the Collateral as “all personal property of debtor (other than Excluded Property)” or “all assets of debtor (other than Excluded Property)” or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by Article 9 of the UCC for the sufficiency or filing office acceptance. Any such financing or continuation statements, and amendments thereto, may be filed without the signature of the Company where permitted by Applicable Law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by Applicable Law. The Company also hereby ratifies any and all financing statements or amendments previously filed by the Collateral Agent in any jurisdiction.

6.       SUBSEQUENT CHANGES AFFECTING COLLATERAL. The Company represents and warrants that it has made its own arrangements for keeping informed of changes or potential changes affecting the Collateral (including, but not limited to, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights), and the Company agrees that none of the Collateral Agent or any other Purchaser shall have any obligation to inform the Company of any such changes or potential changes or to take any action or omit to take any action with respect thereto. The Collateral Agent may, upon the occurrence and during the continuation of an Event of Default, without notice and at its option, transfer or register the Collateral or any part thereof into its or its nominee’s name with or without any indication that such Collateral is subject to the security interest hereunder.

7.       COMPANY REMAINS LIABLE. Anything herein to the contrary notwithstanding, (a) the Company shall remain liable under the contracts and agreements included in the Collateral to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent or any other Purchaser of any of the rights hereunder shall not release the Company from any of its duties or obligations under such contracts and agreements included in the Collateral, and (c) neither the Collateral Agent nor any Purchaser shall have any obligation or liability under such contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Collateral Agent or any Purchaser be obligated to perform any of the obligations or duties of the Company thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement, the Amendment Agreement or any other Transaction Document, the Company shall have the right to possession and enjoyment of the Collateral for the purpose of conducting the ordinary course of its businesses, subject to and upon the terms hereof and of the Amendment Agreement and the other Transaction Documents.

8.       REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Collateral Agent and each Purchaser as follows:

a.       Deposit Accounts. All of the Company’s Deposit Accounts other than the Excluded Accounts are set forth on Schedule 8A attached to the Disclosure Letter.

b.       Legal Name; Incorporation. The Company’s exact legal name, the Company’s jurisdiction of formation, and the address of the Company’s chief executive office as of the date hereof, is set forth on Schedule 8B attached to the Disclosure Letter. The Company currently conducts business under its legal name. The Company does not currently use and has never used any trade names or fictitious names, except as set forth on Schedule 8B attached to the Disclosure Letter.

c.       No Further Consents. No Consent of any Governmental Authority is required (i) for the grant of the Security Interest by the Company in and to the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Company, or (ii) for the exercise or enforcement by the Collateral Agent (for the benefit of the Purchasers) of the voting or other rights provided for in this Agreement or for the exercise of any remedies in respect of the Collateral pursuant to this Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally.

d.       Valid Security Interest. This Agreement creates a valid first-priority security interest in all of the Collateral of the Company, to the extent a security interest therein can be created under the UCC, securing the payment of the Obligations. Except to the extent a security interest in the Collateral cannot be perfected by the filing of a financing statement under the UCC, all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken or will have been taken upon the filing of financing statements listing the Company, as a debtor, and the Collateral Agent (for the benefit of the Purchasers), as a secured party, in the State of Delaware. Upon the making of such filings, the Collateral Agent shall have (for the benefit of the Purchasers) a first priority perfected security interest in all of the Collateral of the Company to the extent such security interest can be perfected by the filing of a financing statement. All action by the Company necessary to protect and perfect such security interest on each item of Collateral has been duly taken.

e.       Absence of Liens. The Company has the right to pledge and grant a security interest in or otherwise transfer all of its Collateral free of any Liens, except Permitted Liens. The Company is the sole legal and beneficial owner of all of its Collateral, free and clear of all Liens except the Permitted Liens.

f.       No Other Property; No Disputes. Except as included in the Excluded Property, the Company does not own, lease, or have a license to use any personal property assets that are necessary for its business and that are not subject to the Liens granted under this Agreement. Except as specifically disclosed to the Collateral Agent in writing, (i) there are no setoffs, claims, or disputes existing or asserted with respect to any of the Collateral and the Company has not agreed and so long as this Agreement remains in effect will not agree to (A) any deduction therefrom, (B) any extension of time for the payment thereof, (C) any compromise or settlement for less than the full amount thereof, or (D) any release, in whole or in part, of any Person liable therefor, except as to all of the foregoing deductions, extensions, compromises, settlements, or releases allowed by the Company in the ordinary course of its business consistent with past practices and disclosed to the Collateral Agent.

9.       COLLATERAL AGENT’S DUTIES. The powers conferred on the Collateral Agent hereunder are solely to protect the Collateral Agent’s interest in the Collateral, for the benefit of the Purchasers, and shall not impose any duty upon the Collateral Agent to exercise any such powers. Except for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its actual possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property.

10.       APPLICATION OF PROCEEDS UPON AN EVENT OF LOSS AFFECTING COLLATERAL. During the term of this Agreement, upon the occurrence of an Event of Loss affecting the Collateral, all insurance and condemnation proceeds of the Collateral, net of reasonable and documented out-of-pocket costs of collection, shall be paid over to the Collateral Agent for application in its discretion (unless otherwise provided in the Amendment Agreement), provided however, that (a) the Company may elect to utilize insurance and/or condemnation proceeds in an amount less than $100,000 at any time to replace such Collateral subject to the Event of Loss with Collateral of like nature and (B) with the prior written consent of the Collateral Agent, the Company may elect to utilize insurance and/or condemnation proceeds in an amount in excess of $100,000 at any time to replace such Collateral subject to the Event of Loss with Collateral of like nature; provided further that, in any such case, any replacement Collateral shall be subject to the terms of this Agreement to the same extent as the original Collateral subject to the Event of Loss

11.       COVENANTS. The Company covenants and agrees with the Collateral Agent that from and after the date of this Agreement and until the date of termination of this Agreement

a.       Control Agreements. The Company shall not establish or maintain any Deposit Account unless (i) the Company shall have provided the Collateral Agent with ten (10) days’ advance written notice of each such account and (ii) if an Event of Default has occurred and is then continuing, the Collateral Agent shall have received a Control Agreement in respect of such account concurrently with the opening thereof. Upon the request of the Collateral Agent from and after the occurrence of any Event of Default, the Company shall promptly (but in no event later than five (5) Business Days after such request therefor) cause each of its Deposit Accounts to be subject to a Control Agreement in favor of the Collateral Agent.

b.       Commercial Tort Claims. The Company shall promptly (and in any event within five (5) Business Days of receipt thereof) notify the Collateral Agent in writing upon incurring or otherwise obtaining a Commercial Tort Claim after the date hereof and, upon request of the Collateral Agent, authorize the filing of additional financing statements or amendments to existing financing statements describing such Commercial Tort Claims, and do such other acts or things deemed necessary or desirable by the Collateral Agent to give the Collateral Agent a first priority, perfected security interest in any such Commercial Tort Claim.

c.       Indemnification and Expenses. The Company shall indemnify and hold harmless the Collateral Agent and the Purchasers from and against all claims, lawsuits and liabilities (including reasonable attorneys’ fees) growing out of or resulting from this Agreement (including enforcement of this Agreement), the Amendment Agreement or any other Transaction Document to which the Company is a party, except with respect to any expenses, claims, losses or liabilities resulting from the gross negligence or willful misconduct of the party seeking indemnification as determined by a final non-appealable order of a court of competent jurisdiction. The immediately preceding sentence shall survive the termination of this Agreement and the Amendment Agreement and the repayment of the Obligations. The Collateral Agent shall indemnify and hold harmless the Company from and against all claims, damages (including consequential damages), losses, lawsuits and liabilities (including reasonable attorneys’ fees and costs) attributable to Collateral Agent’s breach of Section 16 hereof.

d.       Transfers and Other Liens. The Company shall not (i) sell, lease, license, assign (by operation of law or otherwise), transfer or otherwise dispose of, or grant any option with respect to, any of the Collateral, except as expressly permitted by this Agreement and the other Transaction Documents, or (ii) create or permit to exist any Lien upon or with respect to any of the Collateral except for Permitted Liens. The inclusion of Proceeds in the Collateral shall not be deemed to constitute consent by the Collateral Agent to any sale or other disposition of any of the Collateral except as expressly permitted in this Agreement or the other Transaction Documents.

e.       Letter-of-Credit Rights. The Company, upon becoming the beneficiary of one or more letters of credit with a face amount of greater than $50,000 individually or $200,000 in the aggregate shall promptly (and in any event within five (5) Business Days after becoming a beneficiary) notify the Collateral Agent thereof and, at any time upon the occurrence and during the continuation of an Event of Default shall, upon the request by the Collateral Agent, enter into a multi-party agreement with the Collateral Agent and the issuing or confirming bank with respect to letter-of-credit rights assigning such letter-of-credit rights to the Collateral Agent and directing all payments thereunder to the Collateral Agent, all in form and substance satisfactory to the Collateral Agent.

f.       Chattel Paper. At any time upon the occurrence and during the continuation of an Event of Default (i) the Company shall take all steps reasonably necessary to grant the Collateral Agent control of all Chattel Paper in accordance with the UCC and all “transferable records” as that term is defined in Section 16 of the Uniform Electronic Purchase Act and Section 201 of the federal Electronic Signatures in Global and National Commerce Act as in effect in any relevant jurisdiction; and (ii) if the Company retains possession of any Chattel Paper or instruments, promptly upon the request of the Collateral Agent, such Chattel Paper and instruments shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the Security Interest of National Securities Corporation in its capacity as agent for certain purchasers.”

g.       Disposition of Collateral. The Company shall not (1) sell or otherwise dispose of, or grant any option with respect to, any of the Collateral without the prior written consent of the Collateral Agent Party except in the ordinary course of business consistent with past practice with respect to Inventory, (2) create or pe1mit to exist any Lien upon or with respect to any of the Collateral, except for the Permitted Liens (and the Company will defend the Collateral against, and take such other action as is necessary to remove, any Lien on such Collateral which is not so permitted), or (3) enter into any agreement or understanding that purports to or may restrict or inhibit the Collateral Agent’s rights or remedies hereunder, including the Collateral Agent’s right to sell or otherwise dispose of the Collateral.

h.       Maintenance of Collateral; Records. The Company shall maintain and preserve the Collateral in good working order and condition, ordinary wear and tear excepted, and will not use the same in violation of law or any policy of insurance thereon and the Company will comply at all times with the provisions of all leases pertaining to the Collateral to which the Company is a party as lessee or under which it occupies such Collateral, so as to prevent any loss or forfeiture thereof or thereunder. The Company shall keep and maintain books and records of the Company’s Collateral in a manner consistent with the Company’s current business practice and, where applicable, GAAP, including a record of all payments received and all credits granted with respect to such Collateral.

i.       Inspection of Collateral. The Company shall permit the Collateral Agent, or its designee, to inspect the Collateral upon three (3) Business Day’s advance notice at any time during ordinary business hours, wherever located.

j.       Maintenance of Insurance. The Company shall maintain in full force and effect one or more policies of insurance issued by insurers of recognized national standing insuring the assets, properties and business of the Company against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company is engaged.

k.       Preservation of Existence. The Company shall maintain and preserve its existence, rights and privileges, and become or remain duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary.

12.       COLLATERAL AGENT MAY PERFORM CONTRACTS, EXERCISE RIGHTS, ETC. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent (or its designee) (a) may proceed to perform any and all of the obligations of the Company contained in any contract, lease, or other agreement and exercise any and all rights of the Company therein contained as fully as the Company itself could, and (b) shall have the right to prepare for sale and sell any and all Inventory and Equipment now or hereafter owned by the Company. In addition, if the Company fails to perform any agreement contained herein following notice and a reasonable opportunity to do so, the Collateral Agent may itself perform, or cause performance of, such agreement. Any reasonable expenses of the Collateral Agent incurred in connection with its performance of any covenant or agreement in accordance with this Section 12 shall be payable by the Company.

13.       REMEDIES; APPLICATION OF PROCEEDS. Upon the occurrence and during the continuance of an Event of Default:

a.       The Collateral Agent may, and at the instruction of the Required Purchasers shall, exercise in respect of the Collateral, in addition to all other rights and remedies granted to it under this Agreement, the Amendment Agreement, the other Transaction Documents or otherwise available to it, all rights and remedies of a secured party under the UCC or other Applicable Law. Without limiting the generality of the foregoing, the Company expressly agrees that, in any such event, the Collateral Agent without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Company or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the UCC and other Applicable Law), may take immediate possession of all or any portion of the Collateral and, (i) require the Company to, and the Company hereby agrees that it will at its own expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at one or more locations where the Company regularly maintains Inventory, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit, and upon such other terms as the Collateral Agent may deem commercially reasonable. The Company agrees that, to the extent notice of sale shall be required by law, at least 10 days’ notice to the Company of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notice shall constitute a reasonable “authenticated notification of disposition” within the meaning of Section 9-611 of the UCC. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

b.       The Collateral Agent is hereby granted a license or other right to use, without liability for royalties or any other charge, the Company’s labels, Patents, Copyrights, rights of use of any name, trade secrets, trade names, Trademarks, service marks and advertising matter, URLs, domain names, industrial designs, other industrial or Intellectual Property or any property of a similar nature, whether owned by the Company or with respect to which the Company has rights under license, sublicense, or other agreement, as it pertains to the Collateral, in preparing for sale, advertising for sale and selling any collateral, and the Company’s rights under all licenses and all franchise agreements shall inure to the benefit of the Collateral Agent.

c.       The Collateral Agent may, in addition to other rights and remedies provided for herein, in the Amendment Agreement or the other Transaction Documents, or otherwise available to it under Applicable Law and without the requirement of notice to or upon the Company or any other Person (which notice is hereby expressly waived to the maximum extent permitted by the UCC or any other Applicable Law), (i) with respect to any of the Company’s Deposit Accounts in which the Collateral Agent’s Liens are perfected by control under Section 9-104 of the UCC, instruct the bank maintaining such Deposit Account for the Company to pay the balance of such deposit Account to or for the benefit of the Collateral Agent, and (ii) with respect to any of the Company’s Securities Accounts in which the Collateral Agent’s Liens are perfected by control under Section 9-106 of the UCC, instruct the securities intermediary maintaining such Securities Account for the Company to (A) transfer any cash in such Securities Account to or for the benefit of the Collateral Agent, or (B) liquidate any financial assets in such Securities Account that customarily sold on a recognized market and transfer the cash proceeds thereof to or for the benefit of the Collateral Agent.

d.       Application of Proceeds. Any cash held by the Collateral Agent as Collateral and all cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied against the Obligations in the order set forth in this Section 15(d). In the event the proceeds of Collateral are insufficient for the satisfaction of the Obligations, the Company shall remain liable for any such deficiency. All proceeds of Collateral received by the Collateral Agent shall be applied as follows: (i) first, to pay any expenses due to the Collateral Agent (including, without limitation, the reasonable costs and expenses paid or incurred by the Collateral Agent to correct any default under or enforce any provision of this Agreement, the Amendment Agreement or the other Transaction Documents, or after the occurrence of any Event of Default in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Collateral, or any portion thereof, irrespective of whether a sale is consummated) or indemnities then due to the Collateral Agent under this Agreement, the Amendment Agreement or any of the other Transaction Documents, until paid in full; (ii) second, ratably to pay interest due in respect of the Obligations then due to any of the Purchasers, until paid in full (iii) third, ratably to pay the principal amount of all Obligations then due to any of the Purchasers, until paid in full; (iv) fourth, ratably to pay any other Obligations then due to any of the Purchasers; (v) fifth, ratably to pay any fees or premiums then due to any of the Purchasers under the Amendment Agreement or the other Transaction Documents, until paid in full; (vi) sixth, ratably to pay any expenses due to any of the Purchasers or indemnities then due to any of the Purchasers under this Agreement, the Amendment Agreement or any of the other Transaction Documents, until paid in full; and (vii) seventh, to the Company or such other Person entitled thereto under applicable law.

e.       Expenses. The Company shall, upon demand, pay to the Collateral Agent all costs and expenses (including reasonable attorneys’ fees) which the Collateral Agent may reasonably incur in connection in connection with (1) the administration of this Agreement, (2) the custody, preservation, use or operation of, or, upon an Event of Default, the sale of, collection from, or other realization upon, any of the Collateral in accordance with this Agreement, the Amendment Agreement and the other Transaction Documents, (3) the exercise or enforcement of any of the rights of the Collateral Agent hereunder or (4) the failure by the Company to perform or observe any of the provisions hereof.

f.       Marshaling. The Collateral Agent shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, the Company hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Collateral Agent’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Company hereby irrevocably waives the benefits of all such laws.

g.       The Company hereby acknowledges that the Obligations arose out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing the Collateral Agent shall have the right to an immediate writ of possession without notice of a hearing. The Collateral Agent shall have the right to the appointment of a receiver for the properties and assets of the Company, and the company hereby consents to such rights and such appointment and hereby waives any objection the Company may have thereto or the right to have a bond or other security posted by the Collateral Agent.

14.       COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT. The Company hereby irrevocably appoints the Collateral Agent (for the benefit of the Purchasers) as its attorney-in-fact, with full authority in the place and stead of the Company and in the name of the Company or otherwise, at such time as an Event of Default has occurred and is continuing under the Amendment Agreement, to take any action and to execute any instrument which the Collateral Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

a.       to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Accounts or any other Collateral of the Company;

b.       to receive and open all mail addressed to the Company and to notify postal authorities to change the address for the delivery of mail to the Company to that of the Collateral Agent;

c.       to receive, indorse, and collect any drafts or other instruments, documents, Letter of Credit Rights or Chattel Paper;

d.       to file any claims or take any action or institute any proceedings which the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral of the Company or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral;

e.       to supply goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to the Company in respect of any Account of the Company; and

f.       to use any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, advertising matter or other industrial or Intellectual Property rights, in advertising for sale and selling Inventory and other Collateral and to collect any amounts due under Accounts, contracts or Letter of Credit Rights of the Company.

To the extent permitted by law, the Company hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof. Such power-of-attorney granted pursuant to this Section 16 is coupled with an interest and shall be irrevocable until this Agreement is terminated.

15.       WAIVER OF PRESENTMENT. Except as otherwise specifically provided herein, the Company hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by Applicable Laws and unless notice is expressly required in the Amendment Agreement) of any kind in connection with this Agreement or any Collateral.

16.       CONTINUING SECURITY INTEREST.

a.       This Agreement shall create a continuing security interest in all of the Collateral and the security interest shall (i) remain in full force and effect until the sooner of (a) the Obligations have been satisfied in full in accordance with the provisions of the Amendment Agreement and the Notes or (b) mandatory conversion of the Notes upon an Authorized Reverse Split pursuant to Section 4.1 of the Notes, (ii) be binding upon the Company, and its successors and assigns, and (iii) inure to the benefit of, and be enforceable by, the Collateral Agent, and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), any Purchaser may, in accordance with the provisions of the Amendment Agreement and the Notes, assign or otherwise transfer all or any portion of its rights and obligations under the Amendment Agreement and the Notes to any other Person, and such Person shall thereupon become vested with all of the benefits in respect thereof granted to such Purchaser herein or otherwise. Upon the sooner of (a) satisfaction in full of the Obligations in accordance with the provisions of the Amendment Agreement and the Notes, or (b) mandatory conversion of the Notes upon an Authorized Reverse Split pursuant to Section 4.1 of the Notes, the Security Interest granted hereby shall immediately and automatically terminate and all rights to the Collateral shall revert to the Company or any other Person entitled thereto.

b.       Upon the sooner of (a) satisfaction in full of the Obligations in accordance with the provisions of the Amendment Agreement and the Notes, or (b) mandatory conversion of the Notes upon an Authorized Reverse Split pursuant to Section 4.1 of the Notes, and anytime thereafter, the Company is authorized to file appropriate termination statements and take such other action necessary so as to terminate the Security Interest.

17.       SUCCESSORS AND ASSIGNS. The Company shall not convey, transfer, dispose or otherwise assign its rights or obligations hereunder. This Agreement shall be binding upon the Company and its successors and assigns, and shall inure to the benefit of the Collateral Agent (for the benefit of the Purchasers) and its successors and assigns. Nothing set forth herein or in any other Transaction Document is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Agreement, the Amendment Agreement or any other Transaction Document or any Collateral. Without limiting the generality of the foregoing, any Purchaser may, in accordance with the provisions of the Transaction Documents, assign or otherwise transfer all or any portion of its rights and obligations under the Amendment Agreement and the other Transaction Documents to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Purchaser herein or otherwise.

18.       GOVERNING LAW. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE (WITHOUT REGARD TO CHOICE OF LAW OR CONFLICTS OF LAW PROVISIONS) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

19.       CONSENT TO JURISDICTION AND VENUE. ANY SUIT, LEGAL ACTION OR SIMILAR PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT SHALL BE BROUGHT EXCLUSIVELY IN THE COURTS OF THE STATE OF CALIFORNIA SITTING IN THE CITY OF LOS ANGELES OR IN THE COURTS OF THE UNITED STATES FOR THE CENTRAL DISTRICT OF CALIFORNIA SITTING IN THE CITY OF LOS ANGELES. THE COLLATERAL AGENT CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BYLAW.

20.       WAIVER OF TRIAL BY JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING.

21.       CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be deemed to be jointly drafted by the Company and the Collateral Agent and shall not be construed against any Person as the drafter hereof.

22.       HEADINGS; CONTEXT. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context of this Agreement or any other Transaction Document clearly requires otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof’ and words of like import refer to this entire Agreement instead of just the provision in which they are found.

23.       FURTHER ASSURANCES. The Company agrees that from time to time, at its own expense, the Company will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Collateral Agent may reasonably request, in order to perfect and protect the Security Interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.

24.       NOTICES. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other parties, or whenever any of the parties desires to give or serve upon any other parties any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered in the manner or method set forth in Section 10.12 of the Amendment Agreement. Each such notice, demand, request, consent, approval, declaration or other communication shall be served, given or delivered to such Persons and at such addresses as set forth in Section 10.12 of the Amendment Agreement.

25.       AMENDMENTS. No prov1S1on of this Agreement may be amended, supplemented, or otherwise modified other than by an instrument in writing signed by the Company and the Collateral Agent (with the approval of the Required Purchasers), and any amendment to any provision of this Agreement made in conformity with the provisions of this Section 25 shall be binding on all Purchasers provided that no such amendment shall be effective to the extent that it applies to less than all of the Purchasers.

26.       CUMULATIVE REMEDIES. Each right, power and remedy of the Collateral Agent as provided for in this Agreement, the Amendment Agreement or the other Transaction Documents shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Agreement, the Amendment Agreement or the other Transaction Documents or now or hereafter existing under Applicable Law or in equity, or by statute or otherwise, and the exercise or beginning of the exercise by the Collateral Agent of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Collateral Agent of any or all such other rights, powers or remedies. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Collateral Agent and each Purchaser and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any breach or any threatened breach, the Collateral Agent shall be entitled (for the benefit of the Purchasers), in addition to all other available remedies, to equitable relief, without the necessity of showing economic loss and without any bond or other security being required.

27.       SEVERABILITY. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable in any respect by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

28.       CURRENCY. All dollar amounts referred to in this Agreement and the other Transaction Documents are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Agreement and all other Transaction Documents shall be paid in U.S. Dollars.

29.       COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

30.       ENTIRE AGREEMENT. This Agreement together with the Amendment Agreement and other Transaction Documents constitute the entire understanding and agreement between the Collateral Agent and the Company with respect to the subject matter hereof and supersede all prior oral and written, and all contemporaneous oral, agreements, understandings, negotiations, discussions and undertakings relating to the subject matter hereof.

31.       COLLATERAL AGENT. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the “Collateral Agent” shall be a reference to the Collateral Agent, for the benefit of the Purchasers.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Agreement by and through their duly authorized officers, as of the day and year first above written.

COMPANY:	AURA SYSTEMS, INC., a Delaware corporation

By:
Name:
Title:

COLLATERAL AGENT:	NATIONAL SECURITIES CORPORATION, a Washington corporation

By:
Name:
Title:

AGREED AND ACCEPTED:

REQUIRED PURCHASERS:	LPD INVESTMENTS, LTD

By:
Name:
Title:

ROBERT T. LEMPERT

By:
Name:
Title:

KENMONT CAPITAL PARTNERS, L.P.

By:
Name:
Title:

KEITH GUENTHER

By:
Name
Title:

RBC CAPITAL MARKETS LLC CUST FBO BRUCE M. DRESNER, IRA

By:
Name:
Title: